Oppenheimer
Limited Term Municipal
NYSE Ticker Symbols
Class A	OPITX
Class B	OIMBX
Class C	OITCX

January 28, 2010

Statement of Additional Information

This document contains additional information about the Fund and supplements information in the Prospectus dated January 28, 2010.
This Statement of Additional Information ("SAI") is not a prospectus.  It should be read together with the prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Inside Front Cover

To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the prospectus. This SAI contains supplemental information about those policies and risks and the types of securities in which the Fund can invest. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its objective. It may use some of the special investment techniques and strategies at some times or not at all.

The Fund's municipal securities that are held to maturity are redeemable by the security's issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). This means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were not met because the value of the investment changed in proportion to the size of the Fund.

The Fund's Main Investment Policies

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Mainly Invest In?" and "About the Fund's Investments". Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade securities that are exempt from federal income tax (including securities subject to alternative minimum tax). Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn that could reduce the Fund's yield.

General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement ("MSA") (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. Generally a "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Funds can invest in are described below.

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a "dutch" auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This "clearing rate" is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be "illiquid" securities. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

  the frequency of trades and price quotations for such securities;
  the number of dealers or other potential buyers willing to purchase or sell such securities;
  the availability of market-makers; and
  the nature of the trades for such securities.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

On June 22, 2009, President Obama signed into law the "Family Smoking Prevention and Tobacco Control Act" which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.  On August 31, 2009, a number of tobacco manufacturers filed suit in federal court in Kentucky alleging that certain of the provisions of the FDA Tobacco Act restricting the advertising and marketing of tobacco products are inconsistent with the freedom of speech guarantees of the First Amendment of the United States Constitution. The suit does not challenge Congress' decision to give the FDA regulatory authority over tobacco products or the vast majority of the provisions of the law.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits, allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although several such challenges have survived initial appellate review of motions to dismiss or have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation.

New York state officials are defendants in a lawsuit pending in the United States District Court for the Southern District of New York in which cigarette importers allege that the MSA and/or related legislation violates federal antitrust laws and the Commerce Clause of the United States Constitution. In a separate proceeding pending in the same court, plaintiffs assert the same theories against not only New York officials but also the Attorneys General for thirty other states. The United States Court of Appeals for the Second Circuit has held that the allegations in both actions, if proven, establish a basis for relief on antitrust and Commerce Clause grounds and that the trial courts in New York have personal jurisdiction sufficient to enjoin other states' officials from enforcing their MSA-related legislation. On remand in those two actions, one trial court has granted summary judgment for the New York officials and lifted a preliminary injunction against New York officials' enforcement against plaintiffs of the state's "allocable share" amendment to the MSA's Model Escrow Statute; the other trial court has held that plaintiffs are unlikely to succeed on the merits. The former decision is on appeal to the United States Court of Appeals for the Second Circuit.

In another action, the United States Court of Appeals for the Fifth Circuit reversed a trial court's dismissal of challenges to MSA-related legislation in Louisiana under the First and Fourteenth Amendments to the United States Constitution. On remand in that case, and in another case filed against the Louisiana Attorney General, trial courts have granted summary judgment for the Louisiana Attorney General. One of those decisions is on appeal to the United States Court of Appeals for the Fifth Circuit. The deadline to appeal the other decision has not yet expired.

The United States Courts of Appeals for the Sixth, Eighth, Ninth and Tenth Circuits have affirmed dismissals or grants of summary judgment in favor of state officials in four other cases asserting antitrust and constitutional challenges to the allocable share amendment legislation in those states.

Another proceeding has been initiated before an international arbitration tribunal under the provisions of the North American Free Trade Agreement. A hearing on the merits that was scheduled for June 2009 has been continued.

The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

Below investment-grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix C to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Special Risks of Below-Investment Grade Securities. The Fund may invest in municipal securities rated below investment grade up to the limits described in the prospectus. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also may invest in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short term securities. As short term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a municipal security into two securities: a short term tax free floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a municipal security to a trust. The trust then issues short term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long term, fixed rate security. For example, the interest rate on one obligation reflecting short term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed rate security, multiplied by a factor of two, minus the rate paid on the short term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long term and short term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short term rates remain low relative to long term rates, owners of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day-to-day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements.  A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. These agreements are considered borrowings and are subject to the asset coverage requirement under policies on borrowing.

Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books in an amount equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which permits borrowings of up to $2,250,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC ("ReFlow") which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Loans of portfolio securities are limited to not more than 25% of the value of the Fund's net assets.

Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may:

  sell interest rate futures or municipal bond index futures, buy puts on such futures or securities, or
  write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Funds may:

  buy interest rate futures or municipal bond index futures, or buy calls on such futures or on securities.

The Funds are not obligated to use hedging instruments, even though they are permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Funds can use are described below. The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

  After the Fund writes a call, not more than 20% of the Fund's total assets may be subject to calls.
  Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.
  Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
  The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

Selling Put Options. A put option on a security gives the purchaser the right, during the option period, to sell the security to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by identifying liquid assets with a value equal to or greater than the exercise price of the underlying security, to secure the obligation. In that case the Fund forgoes the opportunity to invest, sell or write calls against the identified assets.

During the option period, the seller is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. The seller has no control over when it may be required to purchase the underlying security, since it may be exercised at any time prior to the expiration of the put option. If, during the option period, the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller would incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Any profits from writing put options are considered short-term capital gains for federal tax purposes, and are taxable as ordinary income when distributed to shareholders.

The Fund will not write puts if, as a result, more than 20% of the Fund's total assets would be required to be segregated to cover such put options.

Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments.

Interest rate swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, the Fund may lose the net amount of contractual interest payments that it has not yet received.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount.

The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

The Fund may not enter into swaps with respect to more than 25% of its total assets.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

  short-term municipal securities;
  obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
  commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
  certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities, or the underlying collateral (which may include real estate) from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security. Although the Manager will attempt to sell those assets as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such assets in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the assets in a manner that maximizes their value to the Fund.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by other investment companies.
  The Fund cannot invest in real estate. However, the Fund can invest in municipal securities or other permissible securities or instruments secured by real estate or interests in real estate.
  The Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling in securities held in its portfolio.
  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated or margin collateral or escrow arrangements are established to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  Although the Fund can invest 25% or more of its assets in a particular segment of the municipal bond market, it will not invest 25% or more of its total assets in industrial revenue bonds in a single industry.
  The Fund will not invest in common stock or any warrants related to common stocks. However, this non-fundamental policy does not apply to situations in which the Fund may receive equity securities in connection with restructurings of municipal bond issuers. See the discussion under "Taxable Investments" earlier in the SAI.
  The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any "industry" under the Fund's industry concentration policy include: general obligation, government appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motilal Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

How the Fund is Managed

Organization and History

Organization and History. The Fund, a series of Oppenheimer Municipal Fund ( the "Fund"), is an open-end, diversified management investment company organized as a Massachusetts business trust in 1986, with an unlimited number of authorized shares of beneficial interest.

Oppenheimer Municipal Fund (and therefore the Fund as its series) is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts's law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Shareholder Meetings.  As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

During the Fund's fiscal year ended September 30, 2009, the Audit Committee held 5 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees, including Independent Trustees, for election to the Board. The full Board elects new Trustees except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "New York Board Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Select Value Fund
Oppenheimer Global Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, LLC	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer U.S. Government Trust
Oppenheimer Multi-State Municipal Trust	Rochester Fund Municipals
Oppenheimer Portfolio Series
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Opportunity Value Fund

Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Stein, Glavin, Keffer, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of January 8, 2010, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman & Trustee	Since 2009
David K. Downes	Trustee	Since 2009
Matthew P. Fink	Trustee	Since 2009
Phillip A. Griffiths	Trustee	Since 2009
Mary F. Miller	Trustee	Since 2009
Joel W. Motley	Trustee	Since 2009
Mary Ann Tynan	Trustee	Since 2009
Joseph M. Wikler	Trustee	Since 2009
Peter I. Wold	Trustee	Since 2009

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (66) Chairman of the Board, Trustee	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).	59
David K. Downes (70) Trustee	Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).	59
Matthew P. Fink (69) Trustee	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004).	59
Phillip A. Griffiths (71) Trustee	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991).	59
Mary F. Miller (67) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003).	59
Joel W. Motley (57) Trustee	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley.	59
Mary Ann Tynan (64) Trustee	Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976).	59
Joseph M. Wikler (68) Trustee	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001).	59
Peter I. Wold (61) Trustee	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999).	59

Mr. Glavin has served as an Interested Trustee of the Fund since 2009. Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (51) Trustee, President and Principal Executive Officer	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 -September 2006) of C.M. Benefit Insurance Company; Director (May 2008 -June 2009) and Executive Vice President (June 2007 -July 2009) of C.M. Life Insurance Company; President (March 2006 -May 2007) of MassMutual Assignment Company; Director (January 2005 -December 2006), Deputy Chairman (March 2005 -December 2006) and President (February 2005 -March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 -June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 -January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 -December 2008) of MML Investors Services, Inc.	94

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Camarella, Cottier, DeMitry, Willis, Stein, Zack, Keffer and Edwards and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008; for Messrs. Petersen, Vandehey, Legg and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Daniel G. Loughran	Vice President and Senior Portfolio Manager	Since 2005; 2002
Scott S. Cottier	Vice President and Senior Portfolio Manager	Since 2005; 2002
Troy E. Willis	Vice President and Senior Portfolio Manager	Since 2005; 2002
Mark R. DeMitry	Vice President and Senior Portfolio Manager	Since 2009; 2009
Michael L. Camarella	Vice President and Associate Portfolio Manager	Since 2009; 2008
Richard A. Stein	Vice President	Since 2007
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Thomas Keffer	Vice President and Chief Business Officer	Since 2009
Mark S. Vandehey	Vice President and Cheif Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2004
Brian Peterson	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2001
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Daniel G. Loughran (45) Vice President and Senior Portfolio Manager	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (since April 2001); Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Scott S. Cottier (38) Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager (since September 2002); Portfolio Manager and trader at Victory Capital Management (1999-2002); Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer funds.	18
Troy E. Willis (37) Vice President and Senior Portfolio Manager	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005 to June 2009); Senior Portfolio Manager with the Manager (since January 2006); A corporate attorney for Southern Resource Group (1999-2003); Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Mark R. DeMitry (33) Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager (since July 2009); Associate Portfolio Manager (September 2006-June 2009); Research Analyst of the Manager (June 2003-August 2006); Credit Analyst of the Manager (July 2001-May 2003); Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Michael L. Camarella (33) Vice President and Associate Portfolio Manager	Assistant Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Manager (since January 2008); Research Analyst of the Manager (April 2006 - December 2007); Credit Analyst of the Manager (June 2003 - March 2006). He is an Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Richard A. Stein (51) Vice President	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); head of Rochester's Credit Analysis team (since 1993).	18

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Vice President and Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	94
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	94
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).	94
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	94
Stephanie Bullington (32) Assistant Treasurer	Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	94
Robert G. Zack (61) Secretary	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).	94
Kathleen T. Ives (44) Assistant Secretary	Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).	94
Lisa I. Bloomberg (41) Assistant Secretary	Vice President (since 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	94
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	94
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	94
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007) and Assistant Counsel (February 2005-April 2009) of the Manager; Associate (September 2002-February 2005) at Sidley Austin LLP.	94

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2009
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	$50,001- $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustee
William F. Glavin	None	Over $100,000

Remuneration of the Officers and Trustees. The officers and the interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2009.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2009		Year Ended December 31, 2009
Brian F. Wruble[3]	$0	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5],[6]	$0	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$0	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$0	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$0	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$0	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$0	N/A	N/A	$216,493[7]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$0	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$0	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. Prior to November 2, 2009, the Fund was overseen by a different board of trustees. Therefore the Trustees did not receive any compensation from the Fund during the Fund's fiscal year ended September 30, 2009.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.

Retirement Plan for Trustees. The New York Board Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the New York Board Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the New York Board Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of January 8, 2010, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Charles Schwab & Co Inc.	ATTN Mutual Funds, Special Custody Acct For the Exclusive Benefit of Customers, 101 Montgomer St., San Francisco CA 94104-4122	8.84%	A
UBS WM USA	OMNI Account M/F, ATTN: Dept Manager, 499 Washington Blvd. FL 9, Jersey City NJ 07310-2055	7.24%	A
MLPF	FBO Sole Bene of its Customers, ATTN Fund ADMN #974E0, 4800 Deer Lake Dr. E FL 3, Jacksonville FL 32246-6484	5.67%	A
Edward D Jones & Co	ATTN Mutual Fund, Shareholder Accounting, 201 Progress Pkwy, Maryland Hts MO 63043-3009	5.09%	B
MLPF	FBO Sole Bene of its Customers, ATTN Fund ADMN #97C21, 4800 Deer Lake Dr. E Fl 3, Jacksonville FL 32246-6484	21.11%	C
UBS WM USA	OMNI Account M/F, ATTN Department Manager, 499 Washington Blvd Fl 9, Jersey City NJ 07310-2055	5.47%	C
Citigroup Global Mkts Inc.	ATTN Cindy Tempesta 7th Fl, 333 W. 34th St., New York NY 10001-2483	5.36%	C

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors/Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 9/30	Management Fee Paid to OppenheimerFunds, Inc.
2007	$7,877,251
2008	$7,672,002
2009	$7,336,044

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses. An agreement in principal has been reached to settle the lawsuit on behalf of the Oregon College Savings Plan Trust.

Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Marcus V. Franz (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed. In addition to managing the Fund's investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of September 30, 2009:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Daniel G. Loughran	17	$27,373	None	None	None	None
Scott S. Cottier	17	$27,373	None	None	None	None
Troy E. Willis	17	$27,373	None	None	None	None
Mark R. DeMitry	17	$27,373	None	None	None	None
Michael L. Camarella	17	$27,373	None	None	None	None
Marcus V. Franz	17	$27,373	None	None	None	None
1.	In millions.
2.	Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of the Fund's most recently completed year-end, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for the Portfolio Managers with respect to the Fund is Lipper -Short Intermediate Municipal Debt Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

   Ownership of Fund Shares. As of September 30, 2009, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Daniel G. Loughran	None
Scott S. Cottier	None
Troy E. Willis	None
Mark R. DeMitry	None
Michael L. Camarella	None
Marcus V. Franz	None

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner that the total cost or proceeds is the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's executive officers supervise the allocation of brokerage.

Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.  Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

Other funds advised by the Manager have investment policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset sizes and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended September 30, 2007, 2008 and 2009, the Fund did not pay any brokerage commissions. During the fiscal year ended September 30, 2009, the Fund did not execute any transactions through or pay any commissions to firms that provide research services.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Class A Sales Charges
Fiscal Year Ended 9/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2007	$2,255,320	$521,171
2008	$2,035,204	$491,592
2009	$3,057,361	$791,121

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Concessions Advanced by Distributor*
Fiscal Year Ended 9/30:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class B Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor[1]
2007	$415,729	$78,374	$638,576
2008	$278,791	$76,846	$652,298
2009	$248,984	$166,821	$1,009,511

* The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Contingent Deferred Sales Charges
Fiscal Year Ended 9/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2007	$36,532	$166,603	$84,254
2008	$136,056	$109,696	$99,535
2009	$37,808	$76,806	$89,922

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Fund will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended September 30, 2009, payments under the Class A service plan totaled $3,058,436, of which $170 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $100,719 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B and Class C Distribution and Service Plans. Under the Class B and Class C Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B and Class C shares. The distribution fee allows investors to buy Class B and Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B and Class C shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B and Class C shares are purchased, are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B and Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B and Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% of net assets.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 9/30/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$461,486	$357,380	$2,926	$0	0.00%
Class C Plan	$4,953,271	$919,286	$67,876	$12,368,417	2.06%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, the following:

The Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of the which is payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are often referred to as "revenue sharing" payments, and may include:

  Compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  Other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2008, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	GE Life & Annuity Company	National Planning Corporation
Advantage Capital Corporation	Genworth Financial, Inc.	Nationwide Investment Services, Inc.
Aegon USA	GlenBrook Life and Annuity Company	New England Securities, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	New York Life Insurance & Annuity Company
AG Edwards & Sons, Inc.	GWFS Equities, Inc.	Oppenheimer & Company, Inc.
AIG Financial Advisors	Hartford Life Insurance Company	PFS Investments, Inc.
AIG Life Variable Annuity Company	HD Vest Investment Services, Inc.	Park Avenue Securities LLC
Allianz Life Insurance Company	Hewitt Associates LLC	Pershing LLC
Allmerica Financial Life Insurance & Annuity Company	HSBC Securities USA, Inc.	Phoenix Life Insurance Company
Allstate Life Insurance Company	IFMG Securities, Inc.	Plan Member Securities
American General Annuity Insurance Company	ING Financial Advisers LLC	Prime Capital Services, Inc.
American Enterprise Life Insurance Company	ING Financial Advisers LLC	Primevest Financial Services, Inc.
American Portfolios Financial Services, Inc.	Invest Financial Corporation	Protective Life Insurance Company
Ameritas Life Insurance Company	Investment Centers of America	Prudential Investment Management Services LLC
Ameriprise Financial Services, Inc.	Jefferson Pilot Life Insurance Company	Raymond James & Associates, Inc.
Annuity Investors Life Insurance Company	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
Associated Securities Corporation	John Hancock Life Insurance Company	RBC Dain Rauscher Inc.
AXA Advisors LLC	JP Morgan Securities, Inc.	Riversource Life Insurance Company
AXA Equitable Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Banc of America Investment Services	Legend Equities Company	Securities America, Inc.
CCO Investment Services Corporation	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Cadaret Grant & Company, Inc.	Lincoln Financial Advisors Corporation	Signator Investments, Inc.
Charles Schwab & Company, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
Chase Investment Services Corporation	Linsco Private Ledger Financial	Sorrento Pacific Financial LLC
Citigroup Global Markets Inc.	Massachusetts Mutual Life Insurance Company	State Farm VP Management Corporation
CitiStreet Advisors LLC	Merrill Lynch Pierce Fenner & Smith Incorporated	Sun Life Annuity Company Ltd.
Citizen's Bank of Rhode Island	Merrill Lynch Insurance Group	Sun Life Assurance Company of Canada
Columbus Life Insurance Company	MetLife Investors Insurance Company	Sun Life Insurance & Annuity Company of New York
Commonwealth Financial Network	MetLife Investors Insurance Company - Security First	Sun Life Insurance Company
Compass Group Investment Advisors	MetLife Securities, Inc.	Sun Trust Securities, Inc.
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Thrivent Financial Services, Inc.
CUNA Mutual Insurance Society	MML Investor Services, Inc.	UBS Financial Services, Inc.
CUSO Financial Services, LLP	Mony Life Insurance Company	Union Central Life Insurance Company
E*TRADE Clearing LLC	Morgan Stanley & Company, Inc.	Uvest
Edward D. Jones & Company	Multi-Financial Securities Corporation	Valic
Essex National Securities, Inc.	Mutual Service Corporation	Wachovia Securities, Inc.
Federal Kemper Life Assurance Company	NFP Securities, Inc.	Walnut Street Securities, Inc.
Financial Network	NRP Financial, Inc.	Waterstone Financial Group
Financial Services Corporation	Nathan & Lewis Securities, Inc.	Wells Fargo Investments
GE Financial Assurance	National Planning Holdings, Inc.	Wescom Financial Services

For the year ended December 31, 2008, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Geller Group	Northwest Plan Services, Inc.
AG Edwards & Sons, Inc.	Great West Life Insurance Company	NY Life Benefits
ACS HR Solutions	H&R Block Financial Advisors, Inc.	Oppenheimer & Co, Inc.
ADP	Hartford Life Insurance Company	Peoples Securities, Inc.
Administrative Management Group	HD Vest Investment Services	Pershing LLC
Aetna Life Insurance & Annuity Company	Hewitt Associates LLC	PFPC
Alliance Benefit Group	HSBC Brokerage USA, Inc.	Plan Administrators, Inc.
American Diversified Distributors	ICMA - RC Services	Plan Member Securities
American Funds	Independent Plan Coordinators	Primevest Financial Services, Inc.
American Stock & Transfer	Ingham Group	Princeton Retirement Services
American United Life Insurance Company	Interactive Retirement Systems	Principal Life Insurance Company
Ameriprise Financial Services, Inc.	Intuition	Prudential Investment Management Services LLC
Ameritrade, Inc.	Invesmart	PSMI Group, Inc.
Ascensus	Invest Financial Corporation	Quads Trust Company
AXA Equitable Life Insurance Company	Janney Montgomery Scott, Inc.	Raymond James & Associates, Inc.
Benefit Administration, Inc.	JJB Hillard W. L. Lyons, Inc.	Reliance Trust Company
Benefit Plans Administration	John Hancock Life Insurance Company	Reliastar Life Insurance Company
Benetech, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Company
Boston Financial Data Services	July Business Services	RSM McGladrey
Ceridian	Kaufman & Goble	Scott & Stringfellow, Inc.
Charles Schwab & Company, Inc.	Legend Equities Company	Scottrade, Inc.
Citigroup Global Markets Inc.	Lehman Brothers, Inc.	SII Investments, Inc.
CitiStreet	Liberty Funds Distributor, Inc.	Southwest Securities, Inc.
City National Investments	Lincoln Investment Planning, Inc.	Standard Insurance Company
Clark Consulting	Lincoln National Life Insurance Company	Stanley, Hunt, Dupree & Rhine
Columbia Management	Linsco Private Ledger Financial	Stanton Group, Inc.
CPI Qualified Plan Consultants, Inc.	Marshall & Ilsley Trust Company, Inc.	Sterne Agee & Leach, Inc.
DA Davidson & Company	Massachusetts Mutual Life Insurance Company	Stifel Nicolaus & Company, Inc.
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Sun Trust Securities, Inc.
Davenport & Company, LLC	Mercer HR Services	Symetra Financial Corporation
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Incorporated	T. Rowe Price
Digital Retirement Solutions, Inc.	Mesirow Financial, Inc.	The 401k Company
Diversified Investment Advisors Inc.	MetLife Securities, Inc.	The Retirement Plan Company, LLC
DR, Inc.	MFS Investment Management	Transamerica Retirement Services
Dyatech, LLC	Mid Atlantic Capital Company	TruSource Union Bank of CA
E*TRADE Clearing LLC	Milliman USA	UBS Financial Services, Inc.
Edward D. Jones & Company	Morgan Keegan & Company, Inc.	Unified Fund Services
ERISA Administrative Services, Inc.	Morgan Stanley & Company, Inc.	Union Bank
ExpertPlan.com	Mutual of Omaha Life Insurance Company	US Clearing Company
FASCore, LLC	Nathan & Lewis Securities, Inc.	USAA Investment Management Company
Ferris Baker Watts, Inc.	National City Bank	USI Consulting Group
Fidelity	National Deferred Company	Valic Retirement Services
First Clearing LLC	National Financial	Vanguard Group
First Clearing LLC	National Planning Corporation	Wachovia Securities, Inc.
First Southwest Company	Nationwide Life Insurance Company	Wedbush Morgan Securities
First Trust - Datalynx	Newport Retirement Services, Inc.	Wells Fargo Investments Wilmington Trust

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund's Yields for the 30-Day Periods Ended 9/30/09
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.02%	4.84%	4.90%	4.73%
Class B	4.12%	N/A	4.09%	N/A
Class C	4.26%	N/A	4.23%	N/A

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 3.50% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 4.0% in the first year, 3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

The Fund's Total Returns for the Periods Ended 9/30/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		5-Years		10-Years or life of class, if less
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	54.74%	60.35%	4.83%	8.64%	3.04%	3.77%	4.46%	4.84%
Class B	53.26%	53.26%	3.75%	7.75%	2.79%	2.97%	4.36%	4.36%
Class C	48.80%	48.80%	6.85%	7.85%	3.00%	3.00%	4.05%	4.05%

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 9/30/09
	1-Year	5-Year	10-Year (or life of class if less)
After Taxes on Distributions	4.82%	3.03%	4.44%
After Taxes on Distributions and Redemption of Fund Shares	4.85%	3.25%	4.50%

1. Inception of Class A: 11/11/86.
2. Inception of Class B: 9/11/95.
3. Inception of Class C: 12/1/93.

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in municipal securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of municipal securities the Manager uses pricing services approved by the Board. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring SMA International Fund	Active Allocation Fund
Oppenheimer Core Bond Fund	Equity Investor Fund
Oppenheimer California Municipal Fund	Conservative Investor Fund
Oppenheimer Capital Appreciation Fund	Moderate Investor Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Discovery Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Quest International Value Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Real Estate Fund
Oppenheimer Global Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer LifeCycle Funds:	Oppenheimer Value Fund
Oppenheimer Transition 2010 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2015 Fund	Rochester Fund Municipals
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Money Market Funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The OppenheimerFunds Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $200. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:

(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

(2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.

When Class B or Class C shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The OppenheimerFunds Exchange Privilege" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses.  Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B and Class C shares are expected to be lower than distributions on Class A shares and Class Y shares (if applicable) because of the effect of the asset-based sales charge on Class B and Class C shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as "exempt-interest dividends" in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person" under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.  Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.  If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Special Sales Charge Arrangements and Waivers

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or N shares may be waived.1 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,2
  Group Retirement Plans,3
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals shares purchased prior to 10/22/07) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons  and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.5
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions7 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.5
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.8
  On account of the participant's separation from service.9
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Former Shareholders of Quest for Value Funds

For shareholders of the Quest for Value Funds who acquired shares prior to November 24, 1995 and still hold those shares (or shares of an Oppenheimer fund into which any Quest for Value Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

V. Special Sales Charge Arrangements for Former Shareholders of Connecticut Mutual Investment Accounts, Inc.

For shareholders of the Connecticut Mutual Investment Accounts who acquired shares prior to March 1, 1996 and still hold those shares (or shares of an Oppenheimer fund into which any Connecticut Mutual Investment Account was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

VI. Special Sales Charge Arrangements for Former Shareholders of Advance America Funds, Inc.

For shareholders of the Advanced America Funds who acquired shares prior to October 18, 1991 and still hold those shares (or shares of an Oppenheimer fund into which any Advanced American Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

Footnotes to Appendix A:

1.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

2.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

4.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

5.	This provision does not apply to IRAs.
6.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
7.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
8.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
9.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Municipal Bond Ratings Definitions

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated ‘AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', and 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund), including the statement of investments, as of September 30, 2009, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Limited Term Municipal Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited Term Municipal Fund as of September 30, 2009, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 19, 2009
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2009

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Municipal Bonds and Notes—106.5%
Alabama—1.9%
$35,000	AL HFA (South Bay Apartments)[1]	5.950%	02/01/2033	02/01/2013	A	$35,964
145,000	Bayou La Batre, AL Utilities Board (Water & Sewer)[1]	5.750	03/01/2027	11/02/2009	A	145,032
30,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)[1]	5.625	05/15/2017	11/02/2009	A	30,021
2,840,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)[1]	6.750	04/01/2011	11/02/2009	A	2,847,753
4,900,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)[1]	7.250	04/01/2015	11/02/2009	A	4,911,319
65,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.000	12/01/2021	02/01/2021	B	58,837
50,000	Birmingham, AL Special Care Facilities (Children’s Hospital of Alabama)[1]	5.375	06/01/2017	11/02/2009	A	50,055
190,000	Courtland, AL Industrial Devel. Board (Champion International Corp.)[1]	6.700	11/01/2029	11/01/2011	A	191,982
2,000,000	Courtland, AL Industrial Devel. Board (International Paper Company)[1]	5.000	11/01/2013	11/01/2013		2,093,840
4,090,000	Cullman, AL Medical Clinic (Cullman Regional Medical Center)[1]	6.500	02/15/2013	11/02/2009	A	4,092,290
125,000	Fairview, AL Governmental Utility Services Corp. (East Cullman Water System)[1]	6.000	02/01/2020	02/01/2010	A	125,234
5,000	Huntsville, AL Industrial Devel. Board (Coltec Industries)	9.875	10/01/2010	10/01/2010		2,750
1,630,000	Jefferson County, AL Sewer[1]	5.250	02/01/2011	02/01/2010	B	1,594,124
1,445,000	Jefferson County, AL Sewer	5.250	02/01/2015	02/01/2010	B	1,411,433
100,000	Jefferson County, AL Sewer	5.375	02/01/2027	05/22/2025	B	34,721
290,000	Jefferson County, AL Sewer[1]	5.625	02/01/2022	03/18/2021	B	101,071
1,600,000	Lauderdale County & Florence, AL Health Care Authority (Coffee Health Group)[1]	5.750	07/01/2013	07/01/2011	A	1,615,216
45,000	Mobile, AL Industrial Devel. Board (International Paper Company)[1]	6.700	03/01/2024	03/01/2011	A	45,620
50,000	Mobile, AL Limited Obligation Tax[1]	5.500	02/15/2023	02/15/2014	A	52,196
3,950,000	Morgan County-Decatur, AL Health Care Authority (Decatur General Hospital)[1]	6.250	03/01/2013	11/02/2009	A	3,956,044
15,756,000	Morgan County-Decatur, AL Health Care Authority (Decatur General Hospital)[1]	6.375	03/01/2024	11/02/2009	A	15,765,138
60,000	Tuskegee, AL Utilities Board[1]	5.500	02/01/2016	11/02/2009	A	60,071
80,000	Tuskegee, AL Utilities Board[1]	5.500	02/01/2022	11/02/2009	A	80,033

						39,300,744
Alaska—1.4%
25,000	AK HFC (Veterans Mtg.)[1]	5.200	12/01/2014	06/01/2012	A	25,957
25,000	AK HFC, Series A-1[1]	5.500	12/01/2017	01/02/2010	A	25,075
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Alaska Continued
$10,000	AK HFC, Series A-2[1]	5.750%		06/01/2024	12/01/2009	A	$10,208
73,000,000	AK HFC, Series A-2	5.782	[2]	06/01/2037	08/18/2030	B	13,655,380
15,000	AK HFC, Series A-2[1]	5.900		06/01/2014	12/01/2009	A	15,548
9,955,000	AK HFC, Series A-2[1]	6.200		12/01/2021	12/01/2009	A	10,309,796
10,000	AK Industrial Devel. & Export Authority (Lake Dorothy Hydroelectric)[1]	5.250		12/01/2021	01/07/2020	B	9,711
500,000	AK Industrial Devel. & Export Authority (Snettisham)[1]	5.500		01/01/2017	01/01/2011	A	505,015
35,000	AK International Airports, Series C1	6.100		10/01/2017	11/02/2009	A	35,063
4,135,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	4.625		06/01/2023	06/20/2012	B	3,998,421
10,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	6.200		06/01/2022	06/01/2010	A	10,324

							28,600,498
Arizona—3.6%
36,075,000	AZ Health Facilities Authority (Banner Health System)[3]	6.000		01/01/2030	01/01/2013	A	37,705,141
50,000	AZ Student Loan Acquisition Authority[1]	5.900		05/01/2024	11/01/2011	A	50,873
1,375,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)[1]	6.750		10/01/2031	05/07/2028	B	1,219,680
1,805,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)[1]	7.750		07/01/2021	04/01/2013	A	1,843,356
1,365,000	Litchfield Park, AZ Community Facility District[1]	6.375		07/15/2026	12/10/2022	B	1,244,962
1,500,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.000		01/01/2014	07/01/2011	B	1,465,830
50,000	Maricopa County, AZ IDA (Villas de Merced Apartments)[1]	5.450		12/20/2027	10/13/2009	A	50,021
1,380,000	Maricopa County, AZ IDA (Waste Management/Waste Management of AZ Obligated Group)[1]	7.000		12/01/2031	12/01/2010	D	1,431,239
15,000	Maricopa County, AZ IDA (Whispering Palms Apartments)[1]	5.600		07/01/2013	07/01/2013		14,137
17,135,000	Maricopa County, AZ IDA Health Facilities (Catholic Healthcare West)[1]	6.000		07/01/2021	11/02/2009	A	17,151,278
50,000	Maricopa County, AZ Pollution Control Corp. (Public Service Company of New Mexico)[1]	6.300		12/01/2026	11/02/2009	A	50,017
5,000,000	Mohave County, AZ IDA (Mohave Prison)[1]	6.750		05/01/2012	11/06/2011	A	5,165,700
3,530,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.000		05/01/2013	05/01/2013		3,919,959
1,515,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.500		11/01/2017	11/01/2017		1,259,753
50,000	Pima County, AZ IDA (International Studies Academy)[1]	6.750		07/01/2031	07/01/2031		45,578
465,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	7.250		07/15/2010	01/15/2010	A	467,585
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Arizona Continued
$5,000	Scottsdale, AZ IDA (Scottsdale Memorial Hospitals)[1]	5.500%		09/01/2012	04/28/2010	A	$5,429
70,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[1]	6.200		01/01/2034	01/01/2011	A	72,641
465,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[1]	6.350		01/01/2034	01/01/2010	A	477,323
630,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.250		07/01/2038	01/01/2013	B	610,684
1,750,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	07/03/2023	B	1,601,775

							75,852,961
Arkansas—0.4%
465,000	AR Devel. Finance Authority (Madison Industrial Devel./Community Living Obligated Group)[1]	5.800		12/01/2020	11/02/2009	A	465,530
330,000	AR Devel. Finance Authority (Single Family Mtg.)[1]	5.300		07/01/2024	07/01/2012	A	334,115
3,030,000	AR Devel. Finance Authority (Single Family Mtg.)[1]	6.250		07/01/2031	07/01/2010	A	3,134,899
2,675,000	AR Devel. Finance Authority (Single Family Mtg.)[1]	6.250		01/01/2032	07/01/2010	A	2,767,609
95,000	North Little Rock, AR Health Facilities Board (Baptist Health)[1]	5.600		07/01/2017	07/01/2011	A	96,068
50,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)[1]	6.100		12/01/2016	11/02/2009	A	50,229
45,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)[1]	6.300		12/01/2016	12/01/2016		43,685
40,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)[1]	6.300		12/01/2016	11/02/2009	A	40,189
25,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)[1]	6.300		11/01/2020	11/02/2009	A	25,012
875,000	Warren, AR Solid Waste Disposal (Potlatch Corp.)[1]	7.500		08/01/2013	08/01/2013		874,869

							7,832,205
California—6.4%
4,180,000	Antioch, CA Public Financing Authority[1]	5.625		01/01/2022	01/01/2011	A	4,332,068
6,750,000	CA ABAG Finance Authority for NonProfit Corporations (San Diego Hospital Assoc.)[1]	6.125		08/15/2020	02/15/2012	A	6,932,250
7,440,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[4]	06/01/2021	03/15/2014	B	6,288,586
5,500,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[4]	06/01/2028	09/14/2018	B	4,214,540
3,095,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[4]	06/01/2036	11/23/2021	B	2,201,659
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$3,000,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000%[4]		06/01/2041	05/22/2022	B	$2,113,770
400,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000		06/01/2026	06/01/2015	B	353,564
3,050,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	04/24/2013	B	2,545,805
5,080,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	12/01/2012	B	4,440,936
2,770,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2027	06/01/2012	A	2,789,750
2,505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	08/27/2019	B	2,179,250
5,630,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2029	08/24/2012	B	4,978,215
135,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	06/26/2020	B	119,771
29,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[4]	06/01/2037	05/22/2022	B	19,715,360
5,645,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500		06/01/2027	09/28/2013	B	5,234,665
475,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)[1]	5.750		07/01/2015	11/02/2009	A	475,418
2,000,000	CA Hi-Desert Memorial Health Care District[1]	5.500		10/01/2019	04/25/2018	B	1,938,740
1,000,000	CA Pollution Control Financing Authority (Waste Management of CA/USA Waste of CA Obligated Group)[1]	6.750		12/01/2027	12/01/2010	D	1,034,290
2,305,000	CA Statewide CDA (Fairfield Apartments)[1]	6.500		01/01/2016	12/22/2011	B	2,128,575
305,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625		05/01/2029	05/01/2012	A	305,964
4,220,000	CA Veterans GO, Series BH1	5.400		12/01/2014	12/01/2009	A	4,228,693
8,000,000	CA Veterans GO, Series BZ1	5.350		12/01/2021	11/02/2009	A	8,002,160
4,540,000	Inland, CA Empire Tobacco Securitization Authority (TASC)[1]	4.625		06/01/2021	06/23/2013	B	4,194,597
52,500,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.900	[2]	06/01/2036	07/06/2023	B	5,160,750
10,520,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.000		12/01/2012	07/02/2011	B	10,515,582
75,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[1]	9.250		08/01/2024	11/02/2009	A	75,129
11,925,000	Northern CA Tobacco Securitization Authority (TASC)[1]	4.750		06/01/2023	01/01/2013	B	11,347,711
3,275,000	Port of Oakland, CA1	5.750		11/01/2016	05/01/2010	A	3,325,239
940,000	Port of Oakland, CA1	5.750		11/01/2022	05/01/2010	A	954,420
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$500,000	Riverside County, CA Public Financing Authority COP[1]	5.750%		05/15/2019	05/04/2015	B	$496,685
1,995,000	San Marcos, CA Special Tax[1]	5.900		09/01/2028	05/02/2026	B	1,803,380
6,500,000	Santa Rosa, CA Rancheria Tachi Yokut Tribe Enterprise[1]	6.125		03/01/2013	04/06/2011	B	6,350,305
5,065,000	Southern CA Tobacco Securitization Authority[1]	4.750		06/01/2025	03/31/2013	B	4,796,403

							135,574,230
Colorado—0.8%
15,000	Boulder County, CO Multifamily Hsg. (Legacy Apartments)[1]	6.000		11/20/2015	10/19/2009	A	15,024
50,000	Boulder County, CO Multifamily Hsg. (Legacy Apartments)[1]	6.100		11/20/2025	10/19/2009	A	50,058
5,000	CO Hsg. & Finance Authority (Multifamily)[1]	5.700		10/01/2021	10/19/2009	A	5,005
50,000	CO Hsg. & Finance Authority (Multifamily)[1]	5.900		10/01/2038	10/19/2009	A	50,023
690,000	CO Hsg. & Finance Authority (Single Family)	5.483	[2]	11/01/2029	04/01/2010	B	226,444
500,000	CO Hsg. & Finance Authority (Single Family)[1]	5.900		08/01/2023	11/01/2012	A	510,370
10,000	CO Hsg. & Finance Authority (Single Family)[1]	6.050		10/01/2016	02/01/2010	A	10,567
230,000	CO Hsg. & Finance Authority (Single Family)[1]	6.450		04/01/2030	04/01/2016	A	235,134
985,000	CO Hsg. & Finance Authority (Single Family)[1]	6.800		04/01/2030	03/24/2010	A	1,009,891
905,000	CO Hsg. & Finance Authority (Single Family)[1]	6.900		04/01/2029	04/01/2010	A	968,060
40,000	CO Hsg. & Finance Authority (Single Family)[1]	7.250		10/01/2031	10/01/2012	A	41,080
25,000	CO Hsg. & Finance Authority (Single Family)[1]	7.450		10/01/2016	05/03/2011	A	25,957
335,000	CO Hsg. & Finance Authority (Single Family)[1]	7.500		04/01/2031	02/27/2010	A	359,606
190,000	CO Hsg. & Finance Authority, Series C-2[1]	6.875		11/01/2028	09/01/2010	A	192,930
260,000	CO Hsg. & Finance Authority, Series D-2[1]	6.350		11/01/2029	02/01/2010	A	271,775
5,000	CO Water Resources & Power Devel. Authority, Series A1	5.600		11/01/2017	11/02/2009	A	5,006
10,000	CO Water Resources & Power Devel. Authority, Series A1	5.750		11/01/2010	11/02/2009	A	10,028
1,950,000	Colorado Springs, CO Hospital (Memorial Health System)[1]	5.750		12/15/2024	12/15/2014	A	2,039,798
25,000	Denver, CO City & County Airport[1]	6.125		11/15/2025	11/02/2009	A	25,077
2,000,000	Denver, CO City & County Airport, Series A1	6.000		11/15/2014	11/15/2010	A	2,070,840
3,000,000	Denver, CO City & County Airport, Series A1	6.000		11/15/2015	11/15/2010	A	3,097,230
3,000,000	Denver, CO City & County Airport, Series A1	6.000		11/15/2016	11/15/2010	A	3,085,050
2,000,000	Denver, CO City & County Airport, Series A1	6.000		11/15/2018	11/15/2010	A	2,044,640
500,000	Denver, CO City & County Multifamily Hsg. (National Boston Lofts Associates)[1]	5.750		10/01/2027	10/19/2009	A	500,115
420,000	Eagle County, CO Airport Terminal Corp.[1]	5.050		05/01/2015	10/22/2012	B	372,826
430,000	Interlocken, CO Metroplitan District[1]	5.750		12/15/2011	12/15/2009	A	435,676

							17,658,210
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Connecticut—0.5%
$30,000	CT Airport (Bradley International Airport)[1]	5.125%	10/01/2026	04/01/2012	A	$30,108
10,000	CT Airport (Bradley International Airport)[1]	5.125	10/01/2031	11/07/2029	B	9,954
435,000	CT Devel. Authority (Bridgeport Hydraulic Company)[1]	6.150	04/01/2035	04/01/2011	A	437,593
135,000	CT Devel. Authority (Bridgeport Hydraulic Company)[1]	6.150	04/01/2035	04/01/2011	A	135,805
40,000	CT Devel. Authority (Church Homes)[1]	5.700	04/01/2012	11/02/2009	A	40,031
1,000,000	CT Devel. Authority (Mary Wade Home)[1]	6.375	12/01/2018	12/01/2009	A	1,022,260
2,000,000	CT Devel. Authority Airport Facility (Learjet)[1]	7.950	04/01/2026	10/01/2014	A	2,144,640
5,500,000	CT Devel. Authority Pollution Control (Connecticut Light & Power Company)[1]	5.950	09/01/2028	11/02/2009	A	5,582,830
30,000	CT GO1	5.650	03/15/2012	11/02/2009	A	30,125
125,000	CT H&EFA (Bridgeport Hospital)[1]	5.375	07/01/2019	11/02/2009	A	125,068
55,000	CT H&EFA (Bridgeport Hospital)[1]	6.625	07/01/2018	11/02/2009	A	55,240
630,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[1]	6.500	07/01/2012	11/02/2009	A	631,449
185,000	CT H&EFA (DKH/CHHC/ HNE Obligated Group)[1]	5.375	07/01/2026	11/02/2009	A	185,187
15,000	CT H&EFA (New Horizons)[1]	5.875	11/01/2012	11/02/2009	A	15,027
10,000	CT HFA[1]	5.125	05/15/2021	11/15/2009	A	10,016
30,000	CT HFA[1]	5.200	11/15/2020	11/15/2009	A	30,020
10,000	CT HFA[1]	5.375	11/15/2018	11/15/2009	A	10,056
130,000	CT HFA, Series C1	5.500	11/15/2035	05/15/2010	A	130,237
100,000	CT Special Obligation Parking (Bradley International Airport Parking Company)[1]	6.500	07/01/2018	03/09/2016	B	90,147
230,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500	01/01/2014	11/02/2009	A	230,246
50,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500	01/01/2020	11/02/2009	A	50,003

						10,996,042
Delaware—0.0%
630,000	DE EDA (United Waterworks)[1]	6.200	06/01/2025	11/02/2009	A	630,712
270,000	DE Hsg. Authority (Multifamily Mtg.)[1]	6.950	07/01/2014	02/01/2010	A	290,841
20,000	DE Hsg. Authority (Multifamily Mtg.)[1]	7.375	01/01/2015	09/11/2011	B	18,393
10,000	DE Hsg. Authority (Single Family Mtg.)[1]	5.450	01/01/2032	07/01/2010	A	10,084
5,000	DE Hsg. Authority (Single Family Mtg.)[1]	5.500	07/01/2013	07/01/2010	A	5,133

						955,163
District of Columbia—1.4%
200,000	District of Columbia (James F. Oyster Elementary School)[1]	6.450	11/01/2034	11/16/2033	B	159,794
20,000	District of Columbia HFA (Single Family), Series A1	6.850	06/01/2031	01/01/2010	A	20,218
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

District of Columbia Continued
$10,000	District of Columbia HFA (Single Family), Series B1	5.850%		12/01/2018	12/01/2009	A	$10,363
25,000	District of Columbia HFA (Single Family), Series B1	5.900		12/01/2028	12/01/2009	A	25,462
10,440,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250		05/15/2024	11/01/2011	A	10,562,148
11,320,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	05/15/2012	A	11,407,843
207,670,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.000	[2]	06/15/2046	06/13/2024	B	8,524,854

							30,710,682
Florida—8.5%
105,000	Alachua County, FL Health Facilities Authority (Shands Hospital at the University of Florida)[1]	5.750		12/01/2015	11/02/2009	A	105,147
4,355,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250		05/01/2016	05/01/2016		3,458,131
15,000	Baker County, FL Hospital Authority[1]	5.300		12/01/2023	11/04/2019	B	12,684
15,000	Bay County, FL Water System[1]	6.250		09/01/2014	11/02/2009	A	15,070
1,080,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.125		05/01/2012	01/10/2010	B	1,040,278
6,000,000	Brevard County, FL Health Facilities Authority (Holmes Regional Medical Center)[1]	5.600		10/01/2010	11/02/2009	A	6,014,160
250,000	Brevard County, FL Health Facilities Authority (Holmes Regional Medical Center)[1]	5.625		10/01/2014	11/02/2009	A	250,445
10,000	Brevard County, FL Health Facilities Authority (Wuesthoff Health Services)[1]	5.400		04/01/2013	11/06/2009	A	10,011
20,000	Brevard County, FL Health Facilities Authority (Wuesthoff Memorial Hospital)[1]	5.300		04/01/2011	11/06/2009	A	20,031
2,000,000	Broward County, FL Airport Facilities (Learjet)[1]	7.500		11/01/2020	11/01/2016	A	2,095,320
80,000	Broward County, FL Airport System[1]	5.125		10/01/2017	10/01/2010	A	80,464
5,000	Broward County, FL Airport System (Passenger Facility)[1]	5.250		10/01/2014	10/01/2010	A	5,032
75,000	Broward County, FL Airport System (Passenger Facility)[1]	5.250		10/01/2015	10/01/2010	A	75,473
250,000	Broward County, FL HFA[1]	5.400		10/01/2038	10/04/2010	B	245,685
70,000	Broward County, FL HFA (Bridgewater Place Apartments)[1]	5.500		04/01/2041	10/01/2011	A	70,342
365,000	Broward County, FL HFA (Cross Keys Apartments)[1]	5.800		10/01/2033	08/20/2031	B	360,806
180,000	Broward County, FL HFA (Pompano Oaks Apartments)[1]	6.100		12/01/2038	11/02/2009	A	180,158
55,000	Broward County, FL HFA (Praxis of Deerfield Beach III)[1]	5.300		09/01/2023	12/01/2009	A	55,030
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$90,000	Broward County, FL HFA (Praxis of Deerfield Beach)[1]	5.350%	03/01/2031	12/01/2009	A	$90,022
80,000	Broward County, FL HFA (Stirling Apartments)[1]	5.650	10/01/2028	10/01/2010	A	80,510
50,000	Broward County, FL HFA (Venice Homes Apartments)[1]	5.650	01/01/2022	07/01/2011	A	50,637
35,000	Broward County, FL Port Facilities[1]	5.000	09/01/2027	12/28/2023	B	34,591
105,000	Cape Coral, FL Health Facilities Authority (Gulf Care)[1]	6.000	10/01/2016	11/02/2009	A	105,114
30,000	Collier County, FL HFA (Saxon Manor Isle Apartments)[1]	5.450	03/01/2030	10/19/2009	A	30,008
380,000	Collier County, FL HFA (Whistlers Green Apartments)[1]	5.400	12/01/2027	12/01/2011	A	383,059
245,000	Collier County, FL HFA (Whistlers Green Apartments)[1]	5.450	06/01/2039	12/01/2011	A	245,875
840,000	Collier County, FL IDA (Allete)[1]	6.500	10/01/2025	11/02/2009	A	840,286
1,600,000	Concorde Estates, FL Community Devel. District[1]	5.000	05/01/2011	05/01/2011		811,920
10,000	Cypress Club, FL Special Recreational District[1]	7.100	09/01/2013	09/01/2010	A	10,054
145,000	Dade County, FL GO (Seaport)[1]	5.125	10/01/2021	11/02/2009	A	145,465
70,000	Dade County, FL GO (Seaport)[1]	5.400	10/01/2021	11/02/2009	A	70,235
200,000	Dade County, FL GO (Seaport)[1]	5.450	10/01/2016	11/02/2009	A	200,730
120,000	Dade County, FL GO (Seaport)[1]	5.500	10/01/2026	11/02/2009	A	120,251
1,605,000	Dade County, FL GO (Seaport)[1]	5.750	10/01/2015	11/02/2009	A	1,611,388
100,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.000	11/01/2032	11/02/2009	A	100,017
45,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	11/02/2009	A	45,003
20,000	Dade County, FL HFA (New Horizons Associates)[1]	5.875	07/15/2024	01/15/2010	A	20,068
110,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.700	09/01/2022	11/02/2009	A	110,092
170,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.750	09/01/2029	11/02/2009	A	170,087
75,000	Dade County, FL Res Rec[1]	5.500	10/01/2010	11/02/2009	A	75,228
1,015,000	Dade County, FL Res Rec[1]	5.500	10/01/2013	11/02/2009	A	1,016,918
1,510,000	East Homestead, FL Community Devel. District[1]	5.000	05/01/2011	05/01/2011		1,123,651
30,000	Edgewater, FL Water & Sewer[1]	5.500	10/01/2013	11/02/2009	A	30,097
205,000	Edgewater, FL Water & Sewer[1]	5.500	10/01/2021	11/02/2009	A	205,670
4,185,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	02/01/2012	A	4,326,997
115,000	Escambia County, FL Health Facilities Authority (Baptist Manor)[1]	5.125	10/01/2019	11/06/2017	B	114,777
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$10,000	Escambia County, FL HFA (Single Family Mtg.)[1]	5.500%	10/01/2031	10/01/2010	A	$10,077
5,000	Escambia County, FL School Board COP[1]	5.500	02/01/2016	11/02/2009	A	5,016
1,060,000	Fiddler’s Creek, FL Community Devel. District[1]	5.800	05/01/2021	05/01/2021		685,099
1,000,000	Fiddler’s Creek, FL Community Devel. District[1]	5.875	05/01/2021	08/01/2012	B	651,080
50,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	5.600	07/01/2013	11/02/2009	A	50,168
95,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	5.625	07/01/2021	11/02/2009	A	95,321
150,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	5.625	07/01/2025	11/02/2009	A	150,284
10,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	6.500	07/01/2017	11/02/2009	A	10,043
40,000	FL Agriculture & Mechanical University (Student Apartment Facility)[1]	6.500	07/01/2023	11/02/2009	A	40,060
235,000	FL Capital Projects Finance Authority (Peerless Group)[1]	7.500	08/01/2019	12/06/2014	B	186,400
20,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	02/01/2010	A	20,023
20,000	FL GO (Jefferson County Road)[5]	5.900	05/01/2010	11/02/2009	A	20,092
150,000	FL HFA[1]	6.300	09/01/2036	11/02/2009	A	150,117
20,000	FL HFA[1]	6.350	07/01/2028	10/19/2009	A	20,020
60,000	FL HFA[1]	6.350	07/01/2028	10/19/2009	A	60,060
15,000	FL HFA (Brittany of Rosemont)[1]	6.050	07/01/2015	11/02/2009	A	15,007
20,000	FL HFA (Grand Court Apartments)[1]	5.300	08/15/2031	02/15/2012	A	20,149
20,000	FL HFA (Holly Cove Apartments)[1]	6.050	10/01/2015	11/02/2009	A	20,018
285,000	FL HFA (Holly Cove Apartments)[1]	6.250	10/01/2035	11/02/2009	A	285,091
65,000	FL HFA (Homeowner Mtg.)[1]	5.900	07/01/2029	01/01/2010	A	67,218
110,000	FL HFA (Hsg. Partners of Gainesville)[1]	5.600	07/01/2027	11/02/2009	A	110,000
60,000	FL HFA (Landings at Sea Forest)[1]	5.850	12/01/2018	11/02/2009	A	60,041
100,000	FL HFA (Landings at Sea Forest)[1]	6.050	12/01/2036	11/02/2009	A	100,015
150,000	FL HFA (Leigh Meadows Apartments)[1]	6.100	09/01/2016	11/02/2009	A	150,062
60,000	FL HFA (Mar Lago Village Apartments)[1]	5.900	12/01/2027	10/04/2023	B	54,875
50,000	FL HFA (Mar Lago Village Apartments)[1]	6.000	06/01/2039	12/09/2034	B	43,835
90,000	FL HFA (Mar Lago Village Associates)[1]	6.000	06/01/2039	12/01/2009	A	90,099
190,000	FL HFA (Reserve at Kanpaha)[1]	5.500	07/01/2020	11/02/2009	A	190,046
60,000	FL HFA (Reserve at North Shore)[1]	5.500	11/01/2020	11/02/2009	A	60,015
25,000	FL HFA (Reserve at North Shore)[1]	5.600	11/01/2027	11/02/2009	A	25,000
70,000	FL HFA (Sarah’s Place Apartments)[1]	5.250	05/01/2022	10/15/2009	B	70,117
15,000	FL HFA (Sarah’s Place Apartments)[1]	5.400	11/01/2032	10/15/2009	B	15,026
35,000	FL HFA (Spinnaker Cove Apartments)[1]	6.375	07/01/2026	11/02/2009	A	35,022
75,000	FL HFA (Stoddert Arms Apartments)[1]	6.300	09/01/2036	11/02/2009	A	75,027
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Florida Continued
$65,000	FL HFA (Villas of Capri)[5]	6.100%		04/01/2017	11/02/2009	A	$65,090
70,000	FL HFA (Wentworth Apartments)[1]	5.300		05/01/2039	05/01/2011	A	70,081
50,000	FL HFA (Wentworth Apartments)[1]	5.375		11/01/2029	05/01/2011	A	50,182
30,000	FL HFA (Wentworth Apartments)[1]	5.400		04/01/2032	05/02/2030	B	26,513
20,000	FL HFA (Wentworth Apartments)[1]	5.400		11/01/2034	11/01/2034		18,999
50,000	FL HFA (Westlake Apartments)[1]	5.300		09/01/2031	03/01/2012	A	50,268
75,000	FL HFA (Willow Lake Apartments)[1]	5.400		01/01/2032	02/01/2030	B	66,320
25,000	FL HFA (Windchase Apartments)[5]	5.750		12/01/2017	11/02/2009	A	25,016
95,000	FL HFA (Windchase Apartments)[1]	6.000		06/01/2039	11/02/2009	A	95,049
205,000	FL HFA (Windchase Apartments)[1]	6.000		06/01/2039	11/02/2009	A	205,021
75,000	FL HFA (Windchase Apartments), Series C1	5.900		12/01/2027	11/02/2009	A	75,019
905,000	FL HFA (Woodbridge Apartments)[1]	6.050		12/01/2016	11/02/2009	A	905,778
1,750,000	FL HFA (Woodbridge Apartments)[1]	6.150		12/01/2026	11/02/2009	A	1,750,840
3,500,000	FL HFA (Woodbridge Apartments)[1]	6.250		06/01/2036	11/02/2009	A	3,501,120
260,000	FL HFA (Worthington Apartments)[1]	6.050		12/01/2025	11/02/2009	A	260,109
165,000	FL HFA (Worthington Apartments)[1]	6.200		12/01/2035	11/02/2009	A	165,046
30,000	FL HFA, Series 3[1]	6.200		07/01/2016	10/19/2009	A	30,037
30,000	FL HFA, Series 3[1]	6.300		07/01/2024	01/01/2010	A	31,431
815,000	FL HFC	5.486	[2]	07/01/2030	01/09/2027	B	242,862
17,105,000	FL HFC[3]	5.750		01/01/2037	01/01/2016	A	17,327,002
15,000	FL HFC[1]	5.900		07/01/2021	01/01/2010	A	15,425
10,000	FL HFC[1]	5.950		01/01/2032	01/01/2010	A	10,019
15,000	FL HFC (Andrews Place Apartments)[1]	5.000		11/01/2033	09/17/2031	B	14,711
180,000	FL HFC (Ashton Lake Apartments)[1]	5.700		07/01/2033	01/01/2011	A	181,192
125,000	FL HFC (Ashton Lake Apartments)[1]	5.875		01/01/2041	01/01/2011	A	125,939
430,000	FL HFC (Bernwood Trace Associates)	5.832	[2]	12/01/2029	09/02/2024	B	130,436
450,000	FL HFC (Brittany of Rosemont)[1]	6.250		07/01/2035	11/02/2009	A	450,050
50,000	FL HFC (Deer Meadows Apartments)[1]	5.800		11/01/2019	11/01/2011	A	51,038
20,000	FL HFC (Grande Court Apartments)[1]	5.375		02/15/2035	02/15/2012	A	20,125
15,000	FL HFC (Hampton Court Apartments)[1]	5.600		03/01/2032	03/01/2011	A	15,119
100,000	FL HFC (Holly Cove Apartments)[1]	6.150		10/01/2025	11/02/2009	A	100,050
55,000	FL HFC (Homeowner Mtg.)[1]	5.350		01/01/2021	10/19/2009	A	55,030
30,000	FL HFC (Homeowner Mtg.)[1]	5.500		07/01/2012	01/01/2010	A	30,781
135,000	FL HFC (Homeowner Mtg.)	5.580	[2]	01/01/2029	11/18/2010	B	43,902
20,000	FL HFC (Homeowner Mtg.)[1]	5.750		07/01/2017	01/01/2010	A	20,210
7,965,000	FL HFC (Homeowner Mtg.)[1]	5.750		01/01/2037	01/01/2016	A	8,068,386
45,000	FL HFC (Hunters Ridge-Deerwood)[1]	5.300		12/01/2028	12/01/2010	A	45,356
120,000	FL HFC (Logan Heights Apartments)[1]	5.850		10/01/2033	03/04/2031	B	115,368
120,000	FL HFC (Logan Heights Apartments)[1]	6.000		10/01/2039	10/01/2011	A	120,582
20,000	FL HFC (Logan’s Pointe Apartments)[1]	5.900		12/01/2019	12/01/2009	A	20,340
5,065,000	FL HFC (Logan’s Pointe Apartments)[1]	6.000		06/01/2039	12/01/2011	A	5,147,408
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Florida Continued
$200,000	FL HFC (Logan’s Pointe Apartments)	6.276	[2]%	12/01/2029	12/01/2009	A	$57,042
25,000	FL HFC (Marina Bay Apartments)[1]	5.750		08/01/2033	02/01/2011	A	25,193
125,000	FL HFC (Peacock Run Apartments)[1]	5.400		08/01/2042	08/01/2012	A	125,446
350,000	FL HFC (Raceway Pointe Apartments)[1]	5.950		09/01/2032	09/01/2011	B	350,543
110,000	FL HFC (Raceway Pointe Partners)[1]	5.750		09/01/2027	03/29/2024	B	105,256
15,000	FL HFC (River Trace Senior Apartments)[1]	5.700		07/01/2035	01/01/2011	A	15,090
35,000	FL HFC (Seminole Ridge Apartments)[1]	6.000		10/01/2029	10/01/2011	A	35,733
95,000	FL HFC (Spring Harbor Apartments)[1]	5.900		08/01/2039	08/01/2011	A	96,027
20,000	FL HFC (Waterbridge Apartments)[1]	5.125		08/01/2027	05/04/2027	B	18,721
50,000	FL HFC (Waverly Apartments)[1]	6.200		07/01/2035	07/01/2012	A	51,275
295,000	FL HFC (Westwood Apartments)[1]	5.450		02/01/2041	02/01/2011	A	295,767
40,000	FL HFC (Winterlakes Sanctuary), Series H-1[1]	6.000		09/01/2032	09/01/2011	A	40,641
180,000	FL HFC (Woodridge Apartments)[1]	5.850		10/01/2033	10/01/2011	A	180,639
35,000	FL HFC (Woodridge Apartments)[1]	6.000		10/01/2039	10/01/2011	A	35,170
95,000	FL Ports Financing Commission[1]	5.125		06/01/2011	11/02/2009	A	95,243
180,000	FL Ports Financing Commission[1]	5.375		06/01/2016	11/02/2009	A	180,223
130,000	FL Ports Financing Commission[1]	5.375		06/01/2027	11/02/2009	A	130,023
25,000	FL Ports Financing Commission[1]	5.500		10/01/2018	10/01/2010	A	25,274
35,000	FL Ports Financing Commission[1]	5.500		10/01/2029	10/01/2011	A	35,244
45,000	FL State Board of Education GO1	5.750		06/01/2022	06/01/2010	A	46,701
10,000	FL State Board of Regents (University Central Florida)[1]	6.000		10/01/2013	11/02/2009	A	10,043
25,000	FL State Division of Bond Finance (Dept. of Environmental Protection)[1]	5.375		07/01/2010	11/02/2009	A	25,098
600,000	Gulf Breeze, FL GO1	6.050		12/01/2015	11/02/2009	A	601,230
105,000	Halifax, FL Hospital Medical Center[1]	5.200		04/01/2018	11/24/2015	B	103,373
935,000	Highlands, FL Community Devel. District[6]	5.000		05/01/2011	05/01/2010	B	467,743
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)[1]	7.125		04/01/2030	04/01/2030		1,414,380
2,000,000	Hillsborough County, FL IDA (University Community Hospital)[1]	5.750		08/15/2010	11/02/2009	A	2,003,860
14,620,000	Hillsborough County, FL IDA (University Community Hospital)[1]	5.750		08/15/2014	11/02/2009	A	14,634,766
50,000	Jacksonville, FL Capital Improvement (Gator Bowl)[1]	5.250		10/01/2025	11/02/2009	A	50,077
1,000,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.500		10/01/2030	10/01/2015	A	1,004,760
5,555,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875		06/01/2025	06/01/2016	A	5,703,763
2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875		06/01/2031	06/01/2016	A	3,012,636
10,000	Jacksonville, FL Excise Taxes[1]	5.000		10/01/2016	11/02/2009	A	10,032
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$10,000	Jacksonville, FL Hsg. (Windermere Manor)[1]	5.875%	03/20/2028	11/02/2009	A	$10,010
70,000	Jacksonville, FL Port Authority[1]	5.625	11/01/2026	11/01/2010	A	70,402
20,000	Jacksonville, FL Port Authority[1]	5.700	11/01/2021	10/01/2010	A	20,200
12,020,000	Jacksonville, FL Port Authority[1]	6.000	11/01/2038	11/01/2012	A	12,352,233
5,000	Jacksonville, FL Sales Tax (River City Renaissance)[1]	5.125	10/01/2018	11/02/2009	A	5,006
990,000	Jacksonville, FL Water and Sewage (United Waterworks)[1]	6.350	08/01/2025	11/02/2009	A	990,703
50,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)[1]	5.250	11/15/2016	11/02/2009	A	50,057
40,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)[1]	5.250	11/15/2025	11/02/2009	A	40,010
25,000	Lakeland, FL Light & Water[1]	5.750	10/01/2019	04/01/2010	A	27,332
25,000	Lee County, FL Airport[1]	6.000	10/01/2020	10/01/2010	A	25,667
10,000	Lee County, FL Airport[1]	6.000	10/01/2029	10/01/2011	A	10,206
15,000,000	Lee County, FL Airport[1]	6.000	10/01/2032	10/01/2010	A	15,305,400
30,000	Lee County, FL COP (Master Lease)[1]	5.125	10/01/2012	11/02/2009	A	30,085
485,000	Lee County, FL HFA (Single Family Mtg.)[1]	7.100	03/01/2034	09/01/2010	A	497,528
15,000	Lee County, FL Passenger Facility Charge[1]	5.000	10/01/2011	11/02/2009	A	15,034
50,000	Lee County, FL Passenger Facility Charge[1]	5.000	10/01/2013	11/02/2009	A	50,074
450,000	Lee County, FL Passenger Facility Charge[1]	5.000	10/01/2018	11/02/2009	A	450,212
20,000	Manatee County, FL HFA (Single Family Mtg.)[1]	5.500	03/01/2035	09/01/2015	A	20,313
5,000	Manatee County, FL HFA, Series A1	9.125	06/01/2016	10/19/2009	A	5,020
35,000	Manatee County, FL Port Authority[1]	5.250	10/01/2009	10/01/2009		35,004
25,000	Manatee County, FL Port Authority[1]	5.400	10/01/2013	11/02/2009	A	25,048
35,000	Martin County, FL Health Facilities Authority (Martin Memorial Medical Center)[1]	5.250	11/15/2020	11/15/2009	A	35,000
10,125,000	Martin County, FL IDA (Indiantown Cogeneration)[1]	7.875	12/15/2025	11/02/2009	A	10,129,556
270,000	Martin County, FL IDA (Indiantown Cogeneration)[1]	8.050	12/15/2025	11/02/2009	A	270,143
80,000	Miami, FL Community Redevel. (Southeast Overtown/Park West)[1]	8.500	10/01/2015	11/02/2009	A	80,225
25,000	Miami-Dade County, FL Aviation[1]	5.250	10/01/2015	11/01/2009	A	25,155
50,000	Miami-Dade County, FL Aviation[1]	5.250	10/01/2017	10/01/2009	A	50,295
15,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.250	10/01/2022	10/01/2012	A	15,217
3,500,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.750	10/01/2020	10/01/2012	A	3,626,770
3,750,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	6.000	10/01/2024	10/01/2010	A	3,825,975
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Florida Continued
$4,720,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	6.000%		10/01/2029	10/01/2012	A	$4,804,488
15,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.000		10/01/2015	04/01/2011	A	15,317
20,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.100		10/01/2029	04/01/2011	A	20,283
5,060,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.200		10/01/2039	04/01/2011	A	5,127,146
875,000	Miami-Dade County, FL HFA (Homeownership Mtg.)[1]	5.450		10/01/2038	11/08/2013	B	853,834
200,000	Miami-Dade County, FL HFA (Marbrisa Apartments)[1]	6.050		08/01/2029	08/01/2010	A	205,754
100,000	Miami-Dade County, FL HFA (Sunset Bay Apartments)[1]	6.050		01/01/2041	01/01/2013	A	102,384
5,000,000	Miami-Dade County, FL IDA (Waste Management/Waste Management of FL Obligated Group)[1]	7.000		12/01/2018	12/01/2010	D	5,185,650
20,000	Miami-Dade County, FL Special Obligation, Series B	5.426	[2]	10/01/2031	10/01/2031		5,155
50,000	Naples, FL Hospital Revenue (Naples Community Hospital)[1]	5.375		10/01/2011	11/02/2009	A	50,069
20,000	North Palm Beach Heights, FL Water Control District, Series A1	6.500		10/01/2012	11/02/2009	A	20,098
40,000	North Palm Beach Heights, FL Water Control District, Series B1	6.500		10/01/2012	11/02/2009	A	40,195
25,000	Oakland Park, FL Utilities System[1]	5.250		09/01/2014	10/19/2009	A	25,089
310,000	Oakland, FL Charter School[1]	6.950		12/01/2015	05/01/2011	B	322,375
20,000	Ocoee, FL Water & Sewer System[1]	5.375		10/01/2016	11/02/2009	A	20,062
25,000	Okaloosa County, FL Airport[1]	5.500		10/01/2023	09/08/2019	B	23,223
20,000	Orange County, FL Health Facilities Authority[1]	6.000		10/01/2026	10/01/2011	A	20,207
45,000	Orange County, FL HFA[1]	5.150		03/01/2022	09/01/2010	A	46,022
1,340,000	Orange County, FL HFA[1]	5.650		09/01/2034	09/01/2013	A	1,375,188
10,000	Orange County, FL HFA[1]	5.700		09/01/2026	09/01/2010	A	10,100
15,000	Orange County, FL HFA[1]	5.750		03/01/2030	09/01/2010	A	15,300
25,000	Orange County, FL HFA (Homeowner)[1]	5.000		09/01/2017	10/01/2009	A	25,628
20,000	Orange County, FL HFA (Homeowner)[1]	5.450		09/01/2022	05/01/2011	A	20,148
30,000	Orange County, FL HFA (Homeowner)[1]	5.500		09/01/2027	03/01/2012	A	30,004
40,000	Orange County, FL HFA (Loma Vista)[1]	5.400		09/01/2019	03/01/2011	A	40,056
120,000	Orange County, FL HFA (Loma Vista)[1]	5.500		03/01/2032	03/01/2011	A	113,924
620,000	Orange County, FL HFA (Seminole Pointe)[1]	5.650		12/01/2017	01/25/2015	B	601,499
235,000	Osceola County, FL HFA (Tierra Vista Apartments)[1]	5.800		12/01/2029	11/02/2009	A	235,132
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$45,000	Pace, FL Property Finance Authority[1]	5.375%	09/01/2020	11/02/2009	A	$45,119
120,000	Palm Beach County, FL Health Facilities Authority (ACTS Retirement/Life Communities)[1]	5.125	11/15/2029	10/17/2029	B	113,996
100,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250	08/01/2018	11/02/2009	A	100,091
210,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250	08/01/2023	11/02/2009	A	210,139
10,000	Palm Beach County, FL Health Facilities Authority (Life Care Retirement Communities)[1]	5.500	10/01/2011	11/02/2009	A	10,013
50,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.600	12/01/2012	11/02/2009	A	50,068
35,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.800	12/01/2017	12/01/2009	A	35,970
400,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.850	12/01/2022	11/02/2009	A	400,388
250,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)[1]	5.900	06/01/2029	11/02/2009	A	250,160
80,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[1]	6.100	08/01/2029	11/02/2009	A	80,070
130,000	Palm Beach County, FL HFA (Pinnacle Palms Apartments)[1]	5.650	07/01/2031	06/01/2011	A	131,347
850,000	Palm Beach County, FL HFA (Windsor Park Apartments)[1]	5.850	12/01/2033	06/01/2010	A	850,527
230,000	Palm Beach County, FL HFA (Windsor Park Apartments)[1]	5.900	06/01/2038	06/01/2010	A	230,173
1,100,000	Palm Glades, FL Community Devel. District[1]	4.850	05/01/2011	08/01/2010	B	720,368
850,000	Pasco County, FL HFA (Pasco Woods)[1]	5.800	08/01/2029	02/01/2011	A	858,509
50,000	Pensacola, FL Airport[1]	6.125	10/01/2018	10/01/2010	A	50,566
65,000	Pinellas County, FL HFA[1]	5.500	03/01/2036	09/01/2014	A	65,400
1,200,000	Pinellas County, FL HFA (Oaks of Clearwater)[1]	6.250	06/01/2034	12/01/2013	A	1,223,184
3,670,000	Pinellas County, FL HFA (Oaks of Clearwater)[1]	6.375	06/01/2019	12/01/2013	A	3,874,419
60,000	Pinellas County, FL HFA (Single Family Hsg.)[1]	5.450	09/01/2034	12/01/2009	A	61,025
20,000	Pinellas County, FL HFA (Single Family Hsg.)[1]	5.550	03/01/2032	09/01/2010	A	20,241
10,000	Pinellas County, FL HFA, Series B1	6.200	09/01/2034	09/01/2012	A	10,149
80,000	Port Everglades, FL Authority, Series A1	5.000	09/01/2016	09/01/2010	A	83,079
20,000	Port Palm Beach, FL District[1]	5.500	09/01/2019	09/01/2010	A	20,104
80,000	Port Palm Beach, FL District[1]	5.500	09/01/2024	09/01/2010	A	80,038
10,000	Port St. Lucie, FL Special Assessment[1]	5.400	10/01/2016	11/02/2009	A	10,011
285,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/10/2026	B	156,972
40,000	St. Petersburg Beach, FL GO1	5.250	10/01/2013	11/02/2009	A	40,142
65,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	11/02/2009	A	65,103
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$10,000	Tampa, FL Solid Waste (McKay Bay Refuse-to-Energy)[1]	5.250%	10/01/2014	10/01/2010	A	$10,183
105,000	Tampa, FL Solid Waste (McKay Bay Refuse-to-Energy)[1]	5.250	10/01/2016	10/01/2010	A	106,533
25,000	University of South Florida (University Bookstore)[1]	6.000	07/01/2014	11/02/2009	A	25,097
860,000	Village, FL Community Devel. District[1]	7.625	05/01/2017	03/01/2010	A	861,049
100,000	Volusia County, FL Educational Facility Authority (Stetson University)[1]	5.500	06/01/2022	11/02/2009	A	100,151
180,000	Volusia County, FL Health Facilities Authority (John Knox Village of Florida)[1]	6.000	06/01/2017	11/02/2009	A	180,173
10,000	Volusia County, FL HFA (Spring Arbor Apartments)[1]	5.200	08/01/2023	02/01/2010	A	10,026
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[6]	5.125	05/01/2013	05/01/2013		469,130
1,000,000	Watergrass, FL Community Devel. District Special Assessment[1]	4.875	11/01/2010	11/01/2010		718,590

						180,410,315
Georgia—3.5%
80,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[5]	6.125	03/01/2017	10/19/2009	A	80,104
95,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200	03/01/2027	10/19/2009	A	95,088
700,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)[1]	5.300	05/15/2026	05/15/2010	A	702,128
2,000,000	Atlanta, GA Airport[1]	5.625	01/01/2025	01/01/2013	A	2,022,360
2,045,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)[1]	6.000	07/01/2036	02/25/2032	B	1,246,550
140,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)[1]	6.250	07/01/2036	05/13/2032	B	88,500
40,000	Atlanta, GA GO1	5.000	12/01/2016	01/01/2010	A	46,004
20,000	Atlanta, GA Hsg. Authority (Village at Castleberry)[1]	5.300	02/20/2029	02/20/2011	A	20,102
75,000	Atlanta, GA Hsg. Authority (Village at Castleberry)[1]	5.400	02/20/2039	02/20/2011	A	75,274
900,000	Atlanta, GA Tax Allocation (Eastside)[1]	5.625	01/01/2016	03/27/2012	A	934,119
80,000	Atlanta, GA Urban Residential Finance Authority (Fulton Cotton Mill)[5]	6.000	05/20/2017	11/02/2009	A	80,102
60,000	Atlanta, GA Urban Residential Finance Authority (Fulton Cotton Mill)[1]	6.125	05/20/2027	11/02/2009	A	60,070
1,110,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)[1]	5.250	01/01/2016	02/07/2014	B	1,109,978
1,640,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)[1]	5.500	01/01/2021	02/21/2019	B	1,626,290
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Georgia Continued
$350,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)[1]	5.700%	01/01/2019	11/02/2009	A	$350,000
75,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)[1]	6.125	01/01/2024	07/01/2012	A	75,339
95,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)[5]	5.650	07/01/2017	10/19/2009	A	95,082
80,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)[1]	5.750	07/01/2029	10/19/2009	A	80,041
10,000	Cobb County, GA Hsg. Authority (Garrison Plantation)[1]	5.750	07/01/2014	12/01/2009	A	10,023
15,000	Colquitt County, GA Hospital Authority Anticipation Certificates[1]	5.500	03/01/2016	09/01/2010	A	15,280
250,000	Dalton, GA Devel. Authority (Hamilton Health Care System)[1]	5.250	08/15/2010	02/15/2010	A	251,628
9,295,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	08/01/2012	A	9,476,531
3,000,000	Floyd County, GA Devel. Authority (Temple-Inland)[1]	5.700	12/01/2015	12/01/2015		2,941,200
895,000	Fulton County, GA Devel. Authority (Catholic Health East)[1]	5.250	11/15/2020	05/15/2019	A	946,919
915,000	Fulton County, GA Devel. Authority (Catholic Health East)[1]	5.500	11/15/2021	05/15/2019	A	978,410
20,000	Fulton County, GA Devel. Authority (Cauley Creek Water)[1]	5.250	02/01/2021	02/01/2011	A	20,174
45,000	Fulton County, GA Devel. Authority (Clark Atlanta University)[1]	5.375	01/01/2020	11/02/2009	A	45,001
30,000	Fulton County, GA Hospital Authority (Northside Hospital)[1]	5.375	10/01/2012	11/02/2009	A	30,032
22,250,000	GA George L. Smith II Congress Center Authority (Domed Stadium)[3]	5.500	07/01/2020	07/01/2010	A	22,625,854
20,000	GA HFA (Lake Vista Apartments)[1]	5.950	01/01/2027	11/02/2009	A	20,019
15,000	GA HFA (Single Family Mtg.)[1]	5.100	12/01/2020	06/28/2019	B	14,651
25,000	GA HFA (Single Family Mtg.)[1]	5.125	06/01/2019	11/02/2009	A	25,010
15,000	GA HFA (Single Family Mtg.)[1]	5.300	12/01/2022	06/01/2011	A	15,168
595,000	GA HFA (Single Family Mtg.)[1]	5.350	12/01/2022	12/14/2011	A	604,199
90,000	GA HFA (Single Family Mtg.)[1]	5.500	12/01/2032	12/01/2011	A	90,706
50,000	GA HFA (Single Family Mtg.)[1]	5.550	12/01/2026	06/01/2010	A	50,007
5,545,000	GA Main Street Natural Gas[1]	5.000	03/15/2012	03/15/2012		5,729,427
12,110,000	GA Main Street Natural Gas[1]	5.000	03/15/2013	03/15/2013		12,553,589
2,860,000	GA Main Street Natural Gas[1]	5.000	03/15/2014	03/15/2014		2,953,980
10,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2023	12/01/2009	A	10,124
55,000	GA Municipal Gas Authority (Warner Robins)[1]	6.125	01/01/2026	11/02/2009	A	55,145
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Georgia Continued
$40,000	GA Private Colleges & University Authority (Mercer University)[1]	5.250%	10/01/2013	10/01/2011	A	$40,440
10,000	Hinesville, GA Leased Hsg. Corp. (Regency Park)[1]	7.250	01/15/2011	01/15/2011		10,378
4,570,000	Lawrenceville, GA Hsg. Authority (Knollwood Park Apartments)[1]	6.250	12/01/2029	09/01/2010	A	4,742,426
60,000	Macon-Bibb County, GA Industrial Authority[1]	6.000	05/01/2013	11/02/2009	A	60,138
110,000	Macon-Bibb County, GA Industrial Authority[1]	6.100	05/01/2018	11/02/2009	A	110,153
1,000,000	McDuffie County, GA County Devel. Authority (Temple-Inland)[1]	6.950	12/01/2023	12/01/2023		946,530
65,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.400	02/01/2023	02/01/2023		61,907
50,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.800	12/01/2020	12/01/2009	A	50,018
195,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	6.250	02/01/2025	02/01/2011	A	198,177
10,000	Rome, GA New Public Hsg. Authority[1]	5.750	11/01/2010	11/01/2009	A	10,545
345,000	Vienna, GA Water & Sewer (Tyson Foods)[1]	5.625	09/01/2012	10/13/2010	B	326,425

						74,807,345
Hawaii—1.3%
6,770,000	HI Airports System[1]	5.625	07/01/2018	07/01/2011	A	6,921,716
180,000	HI Airports System[1]	6.000	07/01/2019	07/01/2011	A	183,742
50,000	HI Dept. of Budget & Finance (Hawaiian Electric Company)[1]	6.150	01/01/2020	01/01/2010	A	50,250
30,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific Health)[1]	6.400	07/01/2013	08/15/2011	A	31,079
100,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.650	10/01/2027	10/01/2012	A	101,571
14,405,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.700	07/01/2020	07/01/2011	A	14,633,751
5,200,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	6.200	11/01/2029	11/01/2010	A	5,257,304
90,000	HI Harbor System, Series A1	5.750	07/01/2029	07/01/2011	A	91,368
50,000	HI HFDC (Single Family Mtg.)[1]	5.750	07/01/2030	01/01/2010	A	51,646
375,000	Kuakini, HI Health System (Kuakini Health System/Kuakini Medical Center/ Kuakini Geriatric Care Obligated Group)[1]	6.375	07/01/2032	07/01/2012	A	375,934

						27,698,361
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Idaho—0.2%
$35,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.250%	07/01/2011	01/01/2010	A	$35,405
145,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.300	07/01/2027	01/01/2016	A	150,052
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400	07/01/2018	01/01/2010	A	10,210
20,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400	07/01/2020	01/15/2010	A	20,420
145,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.550	07/01/2016	01/01/2010	A	148,990
15,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.600	07/01/2021	10/18/2010	A	15,350
205,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.625	07/01/2015	01/01/2010	A	211,035
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.750	07/01/2016	01/01/2010	A	10,326
25,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	6.000	07/01/2029	01/01/2010	A	25,230
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	6.050	01/01/2026	11/02/2009	A	10,011
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	6.350	07/01/2016	11/02/2009	A	5,006
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.), Series H-2[1]	6.200	07/01/2028	01/01/2010	A	10,186
40,000	ID Hsg. Agency (Multifamily Hsg.)[1]	6.500	07/01/2011	11/02/2009	A	40,119
15,000	ID Hsg. Agency (Multifamily Hsg.)[1]	6.700	07/01/2024	11/02/2009	A	15,019
60,000	ID Hsg. Agency (Single Family Mtg.)[1]	6.450	07/01/2027	01/01/2010	A	60,343
5,000	ID Hsg. Agency (Single Family Mtg.)[1]	6.700	07/01/2027	11/02/2009	A	5,007
5,000	ID Hsg. Agency (Single Family Mtg.), Series A1	6.125	07/01/2026	12/19/2010	A	5,146
15,000	Malad, ID Water[1]	5.500	03/01/2014	09/01/2010	A	15,138
2,270,000	Pocatello, ID Devel. Authority Revenue Allocation Tax Increment, Series A1	5.500	08/01/2017	02/08/2014	B	2,120,203
1,000,000	Power County, ID Pollution Control (FMC Corp.)[1]	5.625	10/01/2014	11/02/2009	A	1,000,020

						3,913,216
Illinois—8.3%
850,000	Bedford Park, IL Tax[1]	5.125	12/30/2018	01/11/2018	B	751,995
715,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900	08/01/2023	11/02/2009	A	715,729
75,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900	08/01/2023	11/02/2009	A	75,077
125,000	Chatham Area, IL Public Library District[1]	6.300	02/01/2010	02/01/2010		127,423
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$185,000	Chicago, IL (Single Family Mtg.)[1]	6.300%	09/01/2029	09/01/2013	A	$192,531
100,000	Chicago, IL (Single Family Mtg.), Series A1	7.150	09/01/2031	03/01/2010	A	103,479
25,000	Chicago, IL Metropolitan Hsg. Devel. Corp.[1]	6.850	07/01/2022	11/02/2009	A	25,046
155,000	Chicago, IL Midway Airport[1]	5.750	01/01/2017	11/02/2009	A	155,229
65,000	Chicago, IL Midway Airport, Series A1	5.000	01/01/2028	05/14/2025	B	64,305
33,005,000	Chicago, IL Midway Airport, Series A1	5.500	01/01/2029	11/02/2009	A	33,032,064
1,120,000	Chicago, IL Midway Airport, Series B1	5.625	01/01/2029	11/02/2009	A	1,120,426
390,000	Chicago, IL Midway Airport, Series B1	5.750	01/01/2022	11/02/2009	A	390,351
25,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)[1]	5.500	12/20/2019	10/20/2011	A	25,504
75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)[1]	5.600	01/01/2041	01/01/2016	A	77,751
25,000	Chicago, IL Multifamily Hsg. (St. Edmund’s Village)[1]	6.125	09/20/2024	09/20/2011	A	25,621
13,700,000	Chicago, IL O’Hare International Airport[1]	5.500	01/01/2016	11/02/2009	A	13,725,893
5,000,000	Chicago, IL O’Hare International Airport[1]	5.625	01/01/2020	01/01/2012	A	5,115,300
8,000,000	Chicago, IL O’Hare International Airport[1]	5.750	01/01/2023	01/01/2014	A	8,379,360
60,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2030	01/01/2014	A	60,862
60,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2034	04/07/2032	B	57,534
15,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.500	01/01/2011	11/02/2009	A	15,035
5,000	Chicago, IL O’Hare International Airport (General Airport), Series A1	5.250	01/01/2023	01/01/2012	A	5,037
325,000	Chicago, IL O’Hare International Airport (General Airport), Series A1	5.500	01/01/2016	11/02/2009	A	325,416
15,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[1]	5.350	01/01/2026	01/01/2012	A	15,056
40,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[1]	5.375	01/01/2032	08/26/2029	B	39,612
20,000	Greenville, IL Educational Facilities Authority (Greenville College)[1]	6.000	12/01/2009	11/02/2009	A	20,032
12,280,000	Hodgkins, IL Environmental Improvement (Metropolitan Biosolids Management)[1]	6.000	11/01/2015	11/02/2009	A	12,289,947
15,000	IL Dept. of Central Mangement Services COP[1]	6.200	07/01/2014	01/01/2010	A	15,136
1,080,000	IL Devel. Finance Authority (Adams County Mental Health Center/Adult Comprehensive Human Services Obligated Group)[1]	6.000	07/01/2015	01/01/2010	A	1,082,030
20,000	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	5.700	07/01/2019	04/12/2017	B	19,690
5,000	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	6.050	07/01/2019	01/01/2010	A	5,005
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$10,000	IL Devel. Finance Authority (Lester and Rosalie Anixter Center/CCAR Industries Obligated Group)[1]	5.500%	07/01/2012	07/01/2010	A	$10,039
2,540,000	IL Devel. Finance Authority (Olin Corp.)[1]	6.750	03/01/2016	03/01/2016		2,479,319
4,835,000	IL Devel. Finance Authority (Provena Health)[1]	5.750	05/15/2014	05/15/2010	A	4,865,074
2,750,000	IL Devel. Finance Authority (Provena Health)[1]	5.750	05/15/2015	05/15/2010	A	2,766,968
30,000	IL Devel. Finance Authority (Round Lake)[1]	5.450	01/01/2019	11/02/2009	A	30,050
5,000	IL Devel. Finance Authority (Watseka)[1]	5.750	01/01/2016	11/02/2009	A	5,019
23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)[1]	8.000	06/01/2032	06/01/2012	A	24,038,860
945,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.700	02/01/2024	11/02/2009	A	945,274
80,000	IL Devel. Finance Authority Water Facilities (Northern Illinois Water Company)[1]	5.000	02/01/2028	02/01/2028		78,674
285,000	IL Devel. Finance Authority Water Facilities (Northern Illinois Water Company)[1]	5.500	12/01/2026	11/02/2009	A	285,074
50,000	IL Educational Facilities Authority (Robert Morris College)[1]	5.250	06/01/2014	11/02/2009	A	50,148
100,000	IL Educational Facilities Authority (Robert Morris College)[1]	5.375	06/01/2015	11/02/2009	A	100,294
1,395,000	IL GO1	5.125	12/01/2017	11/02/2009	A	1,399,311
2,280,000	IL GO1	5.250	12/01/2020	11/02/2009	A	2,287,159
20,200,000	IL Health Facilities Authority (Bromenn Healthcare)[1]	6.250	08/15/2018	11/02/2009	A	20,231,916
40,000	IL Health Facilities Authority (Condell Medical Center/Medical Center Properties Obligated Group)[1]	6.350	05/15/2015	05/15/2010	A	41,861
25,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.125	08/15/2017	11/02/2009	A	25,007
5,117,000	IL Health Facilities Authority (Ingalls Health System)[1]	6.250	05/15/2014	11/02/2009	A	5,126,211
8,415,000	IL Health Facilities Authority (Loyola University Health System)[1]	5.375	07/01/2017	11/02/2009	A	8,421,227
50,000	IL Health Facilities Authority (Sarah Bush Lincoln Health Center)[1]	6.000	02/15/2026	11/02/2009	A	50,034
25,000	IL Health Facilities Authority (Sherman Health System)[1]	5.250	08/01/2027	09/07/2025	B	23,403
250,000	IL Health Facilities Authority (Sherman Health System)[1]	5.500	08/01/2012	11/02/2009	A	250,250
6,520,000	IL Hsg. Devel. Authority (Crystal Lake Preservation Corp.)	5.800	12/20/2041	12/20/2016	A	7,021,323
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$85,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.500%	08/01/2026	04/01/2010	A	$86,635
1,055,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.500	08/01/2028	05/01/2010	A	1,055,000
25,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.600	08/01/2027	02/01/2012	A	25,353
200,000	IL Hsg. Devel. Authority, Series C-2[1]	5.250	08/01/2022	08/01/2012	A	203,726
8,400,000	IL Metropolitan Pier & Exposition Authority[1]	5.375	06/01/2014	10/27/2009	A	8,427,888
565,000	IL Metropolitan Pier & Exposition Authority[1]	6.500	06/15/2027	11/02/2009	A	566,475
10,000	IL Metropolitan Pier & Exposition Authority[1]	6.500	06/15/2027	11/02/2009	A	10,025
15,000	IL Metropolitan Pier & Exposition Authority[1]	6.500	06/15/2027	11/02/2009	A	15,039
25,000	IL Sales Tax[1]	5.000	06/15/2016	11/02/2009	A	25,068
2,795,000	IL Sales Tax[1]	5.250	06/15/2018	11/02/2009	A	2,804,224
25,000	IL Sales Tax, Series U1	5.000	06/15/2012	11/02/2009	A	25,076
175,000	Joliet, IL GO1	6.250	01/01/2011	01/01/2010	A	181,449
40,000	Lake County, IL HFC, Series A1	6.800	05/01/2023	11/02/2009	A	40,068
4,510,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[1]	5.500	01/01/2020	08/11/2018	B	3,585,044
35,000	Rockford, IL Mtg. (Faust Landmark Apartments)[5]	6.750	01/01/2018	07/01/2010	A	35,406
150,000	Southwestern IL Devel. Authority (Illinois-American Water Company)[1]	5.000	02/01/2028	02/01/2028		144,072
50,000	Will-Kankakee, IL Regional Devel. Authority (Consumers Illinois Water Company)[1]	5.400	09/01/2030	09/01/2030		48,178

						175,864,697
Indiana—0.3%
95,000	De Kalb County, IN Redevel. Authority[1]	6.000	07/15/2018	11/02/2009	A	95,102
2,420,000	East Chicago, IN Exempt Facilities (Inland Steel Company)[1]	6.700	11/01/2012	11/01/2012		2,354,418
30,000	Fort Wayne, IN Sewage Works[1]	5.000	08/01/2012	11/02/2009	A	30,092
60,000	Frankfort, IN Middle Schools Building Corp.[1]	5.500	07/10/2010	11/02/2009	A	60,223
2,000,000	Hammond, IN Redevel. District (Marina Area)[1]	6.000	01/15/2017	05/10/2015	B	1,905,640
225,000	IN Devel. Finance Authority (USX Corp.)[1]	6.150	07/15/2022	11/02/2009	A	225,097
240,000	IN Devel. Finance Authority (USX Corp.)[1]	6.250	07/15/2030	11/02/2009	A	240,154
45,000	IN Health Facility Financing Authority (Community Hospital of Anderson)[1]	6.000	01/01/2014	11/02/2009	A	45,086
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Indiana Continued
$165,000	IN Health Facility Financing Authority (Community Hospital of Anderson)[1]	6.000%	01/01/2023	11/02/2009	A	$165,150
570,000	IN Health Facility Financing Authority (Kings Daughters Hospital Assoc.)[1]	5.625	08/15/2027	04/03/2020	B	563,947
55,000	IN Health Facility Financing Authority (Munster Medical Research Foundation/ St. Catherine Hospital Obligated Group)[1]	5.500	08/01/2013	08/01/2012	A	56,898
30,000	IN HFA (Single Family Mtg.)[1]	5.250	07/01/2023	07/01/2011	A	30,002
30,000	IN HFA (Single Family Mtg.)[1]	5.375	01/01/2023	01/01/2010	A	30,046
5,000	IN HFA (Single Family Mtg.)[1]	5.600	07/01/2021	01/01/2011	A	5,071
385,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	5.250	01/01/2037	07/01/2017	A	386,378
100,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)	6.450	01/01/2040	07/01/2018	A	109,190
360,000	IN Municipal Power Agency, Series A1	5.300	01/01/2023	11/02/2009	A	360,364
645,000	Madison County, IN Hospital Authority (Community Hospital of Anderson)[1]	8.000	01/01/2014	11/01/2009	A	648,515
40,000	New Albany, IN Hospital Facilities (Mercy Health System)[1]	5.625	01/01/2027	07/24/2022	B	39,368
25,000	Perry County, IN Redevel. Authority[1]	6.000	02/01/2012	11/02/2009	A	25,062
10,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)[1]	6.375	11/01/2029	08/01/2015	A	10,040

						7,385,843
Iowa—0.0%
15,000	Des Moines, IA Aviation System, Series B1	5.125	07/01/2018	11/02/2009	A	15,014
50,000	IA Finance Authority (Genesis Medical Center)[1]	5.200	07/01/2022	11/02/2009	A	50,008
20,000	IA Finance Authority (Trinity Health)[1]	6.000	12/01/2027	12/01/2011	A	20,605
800,000	IA Finance Authority Retirement Community (Friendship Haven)[1]	5.250	11/15/2014	11/26/2013	B	799,936
75,000	IA Student Loan Liquidity Corp.[1]	6.125	12/01/2011	11/02/2009	A	75,235
20,000	Polk County, IA GO1	5.000	06/01/2013	11/02/2009	A	20,070

						980,868
Kansas—2.5%
5,000	Kansas City, KS Mtg. Revenue[1]	7.000	12/01/2011	11/02/2009	A	5,014
65,000	KS Devel. Finance Authority Health Facilities (St. Lukes/Shawnee Mission Health System)[1]	5.375	11/15/2026	11/02/2009	A	65,014
115,000	La Cygne, KS Pollution Control (Kansas Gas & Electric Company)[1]	5.100	03/01/2023	11/02/2009	A	115,069
675,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)[1]	4.800	04/01/2027	08/18/2020	B	481,289
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Kansas Continued
$7,990,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.250%	12/01/2038	06/08/2016	A	$8,213,120
6,980,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.250	12/01/2038	11/01/2009	A	7,269,147
6,230,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.550	06/01/2038	06/01/2021	A	6,390,774
660,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.650	12/01/2036	08/01/2011	A	681,239
14,825,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.800	12/01/2038	06/01/2015	A	15,426,208
35,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.850	06/01/2028	10/01/2010	A	35,648
11,870,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.875	06/01/2039	06/01/2020	A	12,407,451
185,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	6.950	06/01/2029	04/01/2012	A	201,110
460,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	7.600	12/01/2031	12/15/2010	A	468,809
15,000	Shawnee, KS Multifamily Hsg. (Thomasbrook Apartments)[1]	5.500	04/01/2024	11/02/2009	A	15,008
1,905,000	Wichita, KS Hospital (Via Christi Health System)	6.750	11/15/2014	11/15/2009	A	1,951,177

						53,726,077
Kentucky—1.4%
150,000	Jefferson County, KY Health Facilities (JHHS)[1]	5.750	01/01/2026	11/02/2009	A	150,077
55,000	Jefferson County, KY Health Facilities (JHHS/JHP/JHF Obligated Group)[1]	5.700	01/01/2021	11/02/2009	A	55,053
2,535,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.500	07/01/2017	11/02/2009	A	2,537,611
120,000	Kenton County, KY Airport (Delta Airlines)[5,6,7]	8.000	12/01/2015	12/01/2015		1
50,000	KY EDFA (Pikeville Medical Center)[1]	5.625	02/01/2017	11/02/2009	A	50,051
110,000	KY EDFA (Pikeville Medical Center)[1]	5.700	02/01/2028	11/02/2009	A	110,043
30,000	KY EDFA (St. Claire Medical Center)[1]	5.625	09/01/2021	11/02/2009	A	30,024
20,000	KY Hsg. Corp.[1]	5.300	07/01/2018	07/01/2010	A	20,353
15,000	KY Hsg. Corp.[1]	5.350	01/01/2021	07/01/2011	A	15,186
15,000	KY Hsg. Corp.[1]	5.450	07/01/2022	01/01/2012	A	15,272
20,000	KY Hsg. Corp., Series C1	5.375	07/01/2027	01/01/2012	A	20,331
80,000	KY Infrastructure Authority[1]	5.700	06/01/2013	12/01/2009	A	80,378
26,220,000	Louisville & Jefferson County, KY Metropolitan Government Health Facilities (Jewish Hospital & St. Mary’s Healthcare)[1]	6.000	02/01/2022	02/01/2013	A	27,481,706
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Kentucky Continued
$30,000	Louisville & Jefferson County, KY Metropolitan Sewer District[1]	5.250%	05/15/2027	11/02/2009	A	$30,031
100,000	Madison County, KY Industrial Building (McCready Manor)[1]	5.300	06/01/2011	12/01/2009	A	102,241

						30,698,358
Louisiana—4.9%
120,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)[1]	5.600	12/01/2028	12/01/2010	A	120,541
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)[1]	6.000	07/01/2023	07/01/2023		63,873
235,000	Calcasieu Parish, LA Industrial Devel. Board (ConocoPhillips Holding Company/E.I. Dupont de Nemours Obligated Group)[1]	5.750	12/01/2026	11/02/2009	A	235,139
7,050,000	Calcasieu Parish, LA Industrial Devel. Board Pollution Control (Entergy Gulf States)[1]	5.450	07/01/2010	11/02/2009	A	7,053,596
480,000	Calcasieu Parish, LA Public Trust Authority[1]	5.000	04/01/2028	04/01/2016	B	489,197
190,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600	11/01/2022	11/01/2022		186,367
140,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	6.375	05/01/2025	05/01/2012	A	142,706
35,000	East Baton Rouge, LA Mtg. Finance Authority (Government National Mortgage Assn. & FNMA Mtg.)[1]	5.600	04/01/2022	10/01/2009	A	35,483
5,000	East Baton Rouge, LA Mtg. Finance Authority (Government National Mortgage Assn. & FNMA Mtg.)[1]	5.700	10/01/2033	11/02/2009	A	5,060
10,000	East Baton Rouge, LA Mtg. Finance Authority (Government National Mortgage Assn. & FNMA Mtg.)[1]	6.200	10/01/2028	11/02/2009	A	10,186
35,000	East Baton Rouge, LA Mtg. Finance Authority (Single Family Mtg.)[1]	5.500	10/01/2025	11/02/2009	A	35,024
30,000	East Baton Rouge, LA Mtg. Finance Authority (Single Family Mtg.)[1]	6.350	10/01/2028	11/02/2009	A	30,039
135,000	Iberville Parish, LA Pollution Control (Entergy Gulf States)[1]	5.700	01/01/2014	01/01/2014		134,987
550,000	Jefferson Parish, LA Home Mtg. Authority (Single Family Mtg.)[1]	5.875	12/01/2021	07/01/2012	A	565,142
3,000,000	LA HFA (La Chateau)[1]	6.000	09/01/2017	07/31/2014	A	3,049,680
240,000	LA HFA (Single Family Mtg.)[1]	5.800	06/01/2035	02/01/2012	A	243,691
10,000	LA HFA (Single Family Mtg.)[1]	5.900	12/01/2011	09/01/2010	A	10,328
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Louisiana Continued
$15,000	LA HFA (Single Family Mtg.)[1]	5.900%	12/01/2011	06/01/2010	A	$15,495
1,050,000	LA HFA (Single Family Mtg.)[1]	6.375	06/01/2033	06/01/2012	A	1,105,115
300,000	LA HFA (Single Family Mtg.)[1]	7.450	12/01/2031	09/01/2010	A	308,391
20,000	LA HFA (St. Dominic Assisted Care)[1]	6.300	09/01/2015	11/02/2009	A	20,032
2,070,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2022	05/22/2018	B	1,746,066
7,000,000	LA Public Facilities Authority (Centenary College)[1]	5.625	02/01/2019	01/09/2015	B	6,433,070
6,000,000	LA Public Facilities Authority (Louisiana Water Company)[1]	5.450	02/01/2013	02/01/2010	A	6,043,140
245,000	LA Public Facilities Authority (Touro Infirmary)[1]	5.625	08/15/2029	07/18/2026	B	188,540
7,500,000	LA State Citizens Property Insurance[1]	6.125	06/01/2024	06/01/2013	A	8,040,825
9,195,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.875	05/15/2039	09/27/2016	B	8,949,126
52,510,000	LA Tobacco Settlement Financing Corp. (TASC), Series B1	5.500	05/15/2030	05/15/2011	A	53,203,132
2,000,000	Morehouse Parish, LA Pollution Control (International Paper Company)[1]	5.250	11/15/2013	11/15/2013		2,061,100
25,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.250	07/15/2011	07/15/2011		24,939
230,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.600	07/15/2025	10/02/2022	B	196,942
20,000	New Orleans, LA Finance Authority (Single Family Mtg.)[1]	5.350	12/01/2028	08/20/2010	B	19,856
5,000	New Orleans, LA Home Mtg. Authority (Single Family Mtg.)[1]	6.000	12/01/2021	12/01/2009	A	5,125
30,000	New Orleans, LA Sewage Service[1]	5.400	06/01/2017	06/01/2017		28,726
15,000	Orleans Parish, LA Parishwide School District[1]	5.000	09/01/2014	11/02/2009	A	15,007
70,000	Orleans Parish, LA Parishwide School District[1]	5.000	09/01/2015	11/02/2009	A	70,023
15,000	Orleans Parish, LA Parishwide School District[1]	5.125	09/01/2021	09/13/2020	B	14,770
55,000	Orleans Parish, LA Parishwide School District[1]	5.125	09/01/2022	10/10/2020	B	53,404
50,000	Orleans Parish, LA Parishwide School District[1]	5.300	09/01/2014	11/02/2009	A	50,037
170,000	Orleans Parish, LA Parishwide School District[1]	5.375	09/01/2017	11/02/2009	A	170,065
15,000	Orleans Parish, LA School Board[1]	5.300	09/01/2012	11/02/2009	A	15,009
110,000	Orleans Parish, LA School Board[1]	5.300	09/01/2013	11/02/2009	A	110,047
150,000	Orleans Parish, LA School Board, Series B1	5.200	02/01/2014	11/02/2009	A	150,003
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Louisiana Continued
$1,000,000	Orleans, LA Levee District[1]	5.950%	11/01/2014	10/13/2009	A	$1,003,250
340,000	Shreveport, LA Hsg. Authority (U.S. Goodman Plaza)[1]	6.100	08/01/2019	12/26/2015	B	240,989
5,000	Shreveport, LA Hsg. Authority (U.S. Goodman Plaza)[1]	6.125	08/01/2010	02/05/2010	B	4,855
35,000	Slidell, LA Utilities[1]	5.550	04/01/2016	11/02/2009	A	35,071
30,000	St. John Baptist Parish, LA (USX Corp.)[1]	5.350	12/01/2013	12/01/2009	A	30,002
25,000	Tangipahoa Parish, LA School Board Sales & Use Tax[1]	5.350	03/15/2010	11/02/2009	A	25,082
100,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)[1]	5.800	12/01/2015	12/01/2009	A	100,118
95,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)[1]	5.800	04/01/2016	04/01/2010	A	95,233

						102,983,624
Maine—0.4%
1,800,000	Jay, ME Environmental Improvement (International Paper Company)[1]	6.250	09/01/2023	09/01/2011	A	1,821,240
345,000	Jay, ME Solid Waste Disposal (International Paper Company)[1]	5.125	06/01/2018	06/01/2018		339,294
5,025,000	Jay, ME Solid Waste Disposal (International Paper Company)[1]	6.200	09/01/2019	09/01/2011	A	5,096,204
2,000,000	ME Finance Authority Solid Waste Recycling Facilities (Great Northern Paper)[5,6]	7.750	10/01/2022	10/01/2022		200,000
5,000	ME H&HEFA, Series A1	5.875	07/01/2025	11/02/2009	A	5,012
15,000	ME H&HEFA, Series A1	6.000	07/01/2024	11/02/2009	A	15,054
30,000	ME Hsg. Authority[1]	5.375	11/01/2012	11/02/2009	A	30,075
40,000	ME Hsg. Authority, Series C1	5.450	11/15/2023	11/02/2009	A	40,032
50,000	ME Municipal Bond Bank[1]	5.300	11/01/2018	11/02/2009	A	50,170
15,000	ME Municipal Bond Bank, Series B1	5.850	11/01/2020	11/02/2009	A	15,065
25,000	Winslow, ME (Crowe Rope Industries)[1]	6.000	03/01/2012	11/02/2009	A	25,072

						7,637,218
Maryland—0.3%
65,000	Baltimore, MD Port Facilities (E.I. DuPont de Nemours)[1]	6.500	10/01/2011	10/19/2009	A	65,012
655,000	Baltimore, MD Port Facilities (E.I. DuPont de Nemours)[1]	6.500	10/01/2011	10/19/2009	A	655,164
430,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	04/01/2021	04/01/2011	A	432,688
90,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.150	03/01/2018	03/01/2010	A	90,660
5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2041	01/01/2011	B	5,007
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Maryland Continued
$25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375%		09/01/2024	03/01/2011	A	$25,215
245,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.650		07/01/2039	11/02/2009	A	245,096
5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.850		07/01/2014	07/01/2010	A	5,021
2,600,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.000		07/01/2039	10/19/2009	A	2,602,158
500,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.250		07/01/2031	01/01/2010	A	501,475
65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500		07/01/2026	11/02/2009	A	65,115
50,000	MD H&HEFA (Medlantic/Helix Parent)[1]	5.250		08/15/2013	01/01/2010	A	50,385
55,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500		08/15/2020	11/02/2009	A	55,043
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.400		07/01/2028	10/27/2009	A	10,014
1,350,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)[1]	5.750		07/01/2029	09/01/2013	A	1,378,661
80,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)[1]	5.750		08/20/2029	08/20/2010	A	80,358
10,000	Prince Georges County, MD Hsg. Authority (Single Family)[1]	6.150		08/01/2019	12/01/2009	A	10,128

							6,277,200
Massachusetts—3.4%
35,000	MA Devel. Finance Agency (Curry College)[1]	6.000		03/01/2031	03/01/2011	A	35,220
2,800,000	MA Devel. Finance Agency (Springfield Res Rec)[1]	5.625		06/01/2019	12/01/2009	A	2,859,276
3,850,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200		02/20/2046	02/20/2020	A	4,224,605
9,430,000	MA Educational Financing Authority[1]	5.300		01/01/2016	07/01/2010	A	9,520,811
1,455,000	MA Educational Financing Authority, Series A1	5.920		12/01/2014	12/01/2010	A	1,475,181
940,000	MA Educational Financing Authority, Series A1	6.000		12/01/2016	12/01/2009	A	952,389
1,150,000	MA Educational Financing Authority, Series A1	6.050		12/01/2017	12/01/2009	A	1,164,812
15,000	MA Educational Financing Authority, Series E1	5.750		07/01/2012	11/02/2009	A	15,036
10,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.625		07/01/2013	11/02/2009	A	10,013
70,000	MA H&EFA (Cape Cod Healthcare)[1]	5.450		11/15/2023	10/22/2019	B	67,458
50,000	MA H&EFA (Capital Asset Program)[1]	0.844	[8]	07/01/2030	10/14/2019	B	32,775
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Massachusetts Continued
$155,000	MA H&EFA (CC/SEMCB/CH/VRHS/ HFH Obligated Group)[1]	5.625%		07/01/2020	08/10/2018	B	$154,994
180,000	MA H&EFA (CC/SEMCB/CH/VRHS/ HFH Obligated Group)[1]	5.700		07/01/2015	11/02/2009	A	181,867
17,300,000	MA H&EFA (Hebrew College)[1]	0.700	[8]	07/01/2031	10/20/2024	B	11,765,730
1,350,000	MA H&EFA (Nichols College)[1]	6.000		10/01/2017	10/01/2009	B	1,356,804
180,000	MA H&EFA (Schepens Eye Research Institute)[1]	6.500		07/01/2028	07/01/2012	A	182,027
1,255,000	MA H&EFA (Valley Regional Health System)[1]	5.750		07/01/2018	01/23/2017	B	1,254,937
950,000	MA H&EFA (Valley Regional Health System)[1]	6.375		07/01/2014	11/02/2009	A	950,941
3,005,000	MA HFA (Rental Mtg.)[1]	5.600		01/01/2045	07/01/2012	A	3,028,289
15,000	MA HFA (Rental)[1]	6.050		07/01/2020	11/02/2009	A	15,004
4,300,000	MA HFA (Rental)[1]	6.150		07/01/2032	11/02/2009	A	4,301,720
30,000	MA HFA (Rental)[1]	6.250		07/01/2040	11/02/2009	A	30,013
130,000	MA HFA, Series A1	5.050		06/01/2010	12/01/2009	A	130,835
210,000	MA HFA, Series A1	5.150		12/01/2011	12/01/2009	A	211,260
35,000	MA HFA, Series A1	5.500		07/01/2040	02/24/2035	B	28,776
2,000,000	MA HFA, Series A1	6.000		07/01/2041	01/01/2011	A	2,010,540
4,200,000	MA HFA, Series H1	6.650		07/01/2041	01/12/2031	A	4,242,630
550,000	MA Industrial Finance Agency (Arbors at Taunton)[1]	5.300		06/20/2019	06/20/2011	A	558,525
265,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375		04/01/2020	11/02/2009	A	265,162
985,000	MA Industrial Finance Agency (Heights Crossing)[1]	6.150		02/01/2035	11/02/2009	A	985,473
910,000	MA Industrial Finance Agency (Massachusetts American Water Company)[5]	6.250		12/01/2010	11/02/2009	A	910,983
930,000	MA Industrial Finance Agency (Massachusetts American Water Company)[1]	6.750		12/01/2025	01/18/2024	B	929,879
2,130,000	MA Industrial Finance Agency (Massachusetts American Water Company)[1]	6.900		12/01/2029	07/01/2028	B	2,101,905
1,000,000	MA Port Authority (Delta Air Lines)	5.500		01/01/2019	01/01/2019		812,240
16,500,000	MA Port Authority (Delta Air Lines)	5.500		01/01/2022	01/01/2022		12,556,005
225,000	MA Port Authority (US Airways)[1]	5.750		09/01/2016	10/12/2014	B	210,233
435,000	MA Port Authority (US Airways)[1]	6.000		09/01/2021	10/13/2019	B	390,621
1,095,000	MA Turnpike Authority, Series A1	5.125		01/01/2023	11/02/2009	A	1,095,580
950,000	MA Turnpike Authority, Series A1	5.550		01/01/2017	11/02/2009	A	954,047

							71,974,596
Michigan—1.3%
500,000	Detroit, MI GO1	5.250		04/01/2014	04/01/2014		482,150
225,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375		05/01/2018	08/27/2014	B	109,098
3,070,000	Dickinson County, MI Healthcare System[1]	5.700		11/01/2018	11/01/2011	A	3,101,621
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Michigan Continued
$25,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.700%	02/15/2015	11/02/2009	A	$25,019
155,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2020	01/23/2019	B	138,829
10,000	Huron Shore, MI Regional Utility Authority (Water & Sewer System)[1]	5.625	05/01/2015	11/01/2009	A	10,091
20,000	Kalamazoo, MI (Downtown Devel.)[1]	6.000	04/01/2013	10/01/2009	A	20,550
20,000	MI Higher Education Student Loan Authority[1]	5.400	06/01/2018	06/01/2010	A	20,103
250,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250	08/15/2028	07/25/2027	B	169,835
50,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.625	01/01/2028	11/02/2009	A	50,016
460,000	MI Hospital Finance Authority (OUH/ OHP/OHS Obligated Group)[1]	6.000	04/01/2022	04/01/2013	A	473,276
20,000	MI Hospital Finance Authority (St. John Hospital)[1]	5.750	05/15/2016	11/15/2009	A	20,975
680,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.100	10/01/2033	11/02/2009	A	680,449
75,000	MI Hsg. Devel. Authority, Series A1	5.300	10/01/2037	04/01/2011	B	75,107
25,000	MI Municipal Bond Authority[1]	7.100	11/01/2014	11/02/2009	A	25,121
1,035,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	5.000	12/01/2013	01/05/2012	B	1,013,234
520,000	MI Strategic Fund Limited Obligation (Ford Motor Company), Series A	6.550	10/01/2022	10/01/2022		370,635
1,425,000	MI Strategic Fund Solid Waste (S.D. Warren & Company)[1]	7.375	01/15/2022	01/15/2022		1,172,761
12,980,000	MI Tobacco Settlement Finance Authority[1]	5.125	06/01/2022	07/12/2013	B	12,211,454
750,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A1	6.600	06/01/2022	11/02/2009	A	751,238
4,680,000	Saginaw, MI Hospital Finance Authority (Covenant Medical Center)[1]	6.500	07/01/2030	07/01/2011	A	4,754,646
1,750,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	11/02/2009	A	1,756,195
55,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2019	12/01/2019		54,737
830,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2012	12/01/2010	A	839,578
20,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2014	12/01/2009	A	20,220
25,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2018	12/01/2010	A	25,162
10,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.375	12/01/2015	12/01/2010	A	10,109
25,000	Wexford County, MI Water Supply System[1]	5.850	11/01/2012	11/01/2009	A	25,829

						28,408,038
| OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Minnesota—3.2%
$60,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500%	03/01/2019	08/27/2012	A	$69,152
58,000,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500	04/01/2030	08/27/2012	A	65,339,320
45,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.100	12/20/2018	11/02/2009	A	45,027
755,000	MN Agricultural & Economic Devel. Board[1]	7.250	08/01/2020	08/01/2010	A	758,073
205,000	MN HFA (Single Family Mtg.)[1]	5.600	07/01/2013	11/02/2009	A	205,513
100,000	Olmsted County, MN Health Care Facilities (Olmsted Medical Group)	5.550	07/01/2019	11/02/2009	A	100,013
885,000	St. Paul, MN Hsg. & Redevel. Authority (559 Capital Blvd./HSJH/BLMC/DRH/ HESJH Obligated Group)[1]	5.700	11/01/2015	06/30/2013	B	877,345

						67,394,443
Mississippi—0.4%
3,000,000	Adams County, MS Environmental Improvement (International Paper Company)[1]	6.250	09/01/2023	09/01/2011	A	3,035,400
285,000	Biloxi, MS Hsg. Authority (Beauvoir Apartments)[1]	6.250	09/01/2031	02/03/2027	B	185,831
65,000	Gulfport, MS Hospital Facility (Memorial Hospitalat Gulfport)[1]	6.125	07/01/2015	11/02/2009	A	65,111
300,000	Jackson County, MS Port Improvement[1]	5.250	05/01/2012	11/02/2009	A	300,507
290,000	Jackson County, MS Port Improvement[1]	5.250	05/01/2013	11/02/2009	A	290,409
100,000	MS Business Finance Corp. (Bomaine Corp.)[1]	5.750	05/01/2015	05/01/2015		96,572
35,000	MS Devel. Bank Special Obligation[1]	5.500	07/01/2031	07/01/2011	A	37,796
165,000	MS Devel. Bank Special Obligation[1]	5.500	07/01/2031	07/01/2011	A	166,465
10,000	MS Higher Education Assistance Corp. (Student Loan)[1]	6.800	09/01/2016	09/01/2016		8,873
2,750,000	MS Higher Education Assistance Corp., Series C1	6.750	09/01/2014	09/01/2014		2,539,818
395,000	MS Home Corp. (Single Family Mtg.)[1]	5.300	12/01/2023	04/01/2013	A	395,174
140,000	MS Home Corp. (Valley State Student Hsg.)	5.200	12/01/2023	01/08/2022	B	64,942
105,000	MS Home Corp. (Valley State Student Hsg.)	5.300	12/01/2028	01/08/2027	B	48,989
20,000	MS Home Corp., Series A1	6.300	06/01/2031	06/01/2014	A	20,809
50,000	MS Small Business Enterprise[1]	5.700	12/01/2013	11/02/2009	A	50,113
20,000	Tupelo, MS GO1	5.900	08/01/2013	02/01/2010	A	20,331
1,075,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	6.250	09/01/2023	09/01/2011	A	1,087,685

						8,414,825
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

Missouri—0.7%
$20,000	Bates County, MO Hospital (Bates County Memorial Hospital)[1]	5.700%	03/01/2026	04/09/2024	B	$19,057
175,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.000	03/01/2014	09/06/2013	B	168,942
125,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.125	03/01/2015	03/01/2015		119,136
100,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.250	03/01/2016	03/01/2016		94,369
1,100,000	Branson, MO IDA (Branson Hills Redevel.)[1]	6.250	05/01/2013	05/05/2011	B	1,087,460
4,095,000	Hanley/Eager Road, MO Transportation Devel. District[1]	6.750	12/01/2028	11/02/2009	A	4,095,819
1,170,000	Kansas City, MO Special Facilities (MCI Overhaul Base)[1]	5.625	09/01/2017	09/01/2015	A	1,241,429
1,200,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.150	06/01/2016	08/01/2013	B	1,132,920
150,000	Lake of the Ozarks, MO Community Bridge Corp.[1]	5.250	12/01/2026	03/24/2024	B	111,333
20,000	Lees Summit, MO Tax (Summitwoods Crossing)[1]	6.250	05/01/2017	06/25/2015	B	19,832
1,045,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.200	11/01/2022	09/01/2012	B	893,276
10,000	MO Environmental Improvement & Energy Resources Authority[1]	5.100	01/01/2011	11/02/2009	A	10,025
35,000	MO Environmental Improvement & Energy Resources Authority[1]	5.125	01/01/2019	11/02/2009	A	35,126
205,000	MO Environmental Improvement & Energy Resources Authority (Missouri-American Water Company)[1]	5.900	03/01/2030	11/02/2009	A	205,062
320,000	MO Environmental Improvement & Energy Resources Authority (St. Joseph Light & Power)[1]	5.850	02/01/2013	11/02/2009	A	320,582
25,000	MO Environmental Improvement & Energy Resources Authority (Tri County Water Authority)[1]	5.750	04/01/2019	11/02/2009	A	25,020
25,000	MO H&EFA (St. Lukes-Shawnee Mission Health System)[1]	5.375	11/15/2021	11/02/2009	A	25,012
30,000	MO HDC (Single Family Hsg.)[1]	6.100	09/01/2024	09/01/2010	A	30,908
560,000	MO HDC (Single Family Hsg.)[1]	6.450	09/01/2029	09/01/2010	A	584,707
430,000	MO HDC (Single Family Hsg.)[1]	6.950	09/01/2030	09/01/2010	A	436,153
10,000	MO HDC (Single Family Mtg.)[1]	6.200	09/01/2025	11/20/2009	A	10,430
15,000	MO HDC (Single Family- Homeownership Loan)[1]	5.550	09/01/2018	03/01/2011	A	15,392
20,000	MO HDC (Truman Farm Villas)[1]	5.750	10/01/2011	10/19/2009	A	20,036
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Missouri Continued
$20,000	MO Higher Education Student Loan Authority[1]	5.650%	02/15/2010	11/02/2009	A	$20,069
200,000	Raymore, MO Tax Increment[1]	5.000	03/01/2012	03/01/2012		194,194
300,000	Raymore, MO Tax Increment[1]	5.000	03/01/2013	03/01/2013		284,451
275,000	Raymore, MO Tax Increment[1]	5.125	03/01/2014	03/01/2014		257,703
230,000	Raymore, MO Tax Increment[1]	5.125	03/01/2015	03/01/2015		210,278
2,150,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.200	11/01/2021	07/21/2015	B	1,857,923
35,000	Sikeston, MO Electric[1]	5.000	06/01/2022	01/21/2020	B	34,897
500,000	St. Joseph, MO IDA (Shoppes at North Village)[1]	5.100	11/01/2019	06/06/2018	B	469,675
675,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)[1]	5.000	05/01/2024	02/03/2012	B	544,307
10,000	University City, MO IDA (Canterbury Gardens)[1]	5.900	12/20/2020	11/02/2009	A	10,006

						14,585,529
Montana—0.5%
215,000	Crow, MT Finance Authority (Tribal)[1]	5.700	10/01/2027	11/02/2009	A	215,269
20,000	MT Board of Hsg. (Single Family Mtg.)[1]	5.450	06/01/2027	06/01/2010	A	20,064
1,115,000	MT Board of Hsg. (Single Family Mtg.)[1]	5.600	12/01/2023	09/01/2010	A	1,130,855
5,000	MT Board of Hsg. (Single Family Mtg.)[1]	5.750	06/01/2030	12/01/2009	A	5,099
3,195,000	MT Board of Hsg. (Single Family Mtg.)[1]	5.750	12/01/2035	11/01/2010	A	3,278,485
2,530,000	MT Board of Hsg. (Single Family Mtg.)[1]	6.000	12/01/2029	06/01/2010	A	2,595,249
2,330,000	MT Higher Education Student Assistance Corp.[1]	6.400	12/01/2032	12/01/2032		2,281,839

						9,526,860
Multi States—1.1%
10,000,000	Centerline Equity Issuer Trust[1]	6.000	04/30/2015	04/30/2015		10,398,600
6,000,000	Munimae TE Bond Subsidiary[1]	5.125	11/29/2049	09/30/2015	D	4,617,840
8,000,000	Munimae TE Bond Subsidiary[1]	5.300	11/29/2049	09/30/2015	D	5,458,720
3,000,000	Munimae TE Bond Subsidiary[1]	5.500	11/29/2049	09/30/2015	B	1,898,640

						22,373,800
Nebraska—0.2%
35,000	Dawson County, NE Sanitation & Improvement District (IBP)[1]	5.550	02/01/2017	08/26/2015	B	32,491
125,000	NE Central Plains Gas Energy[1]	5.000	12/01/2013	12/01/2013		133,019
10,000	NE Investment Finance Authority (Kearney Plaza)[1]	7.500	12/01/2023	11/02/2009	A	10,023
5,000	NE Investment Finance Authority (Multifamily Hsg.)[1]	6.000	12/01/2015	11/02/2009	A	5,005
30,000	NE Investment Finance Authority (Multifamily Hsg.)[1]	6.200	06/01/2028	11/02/2009	A	30,029
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Nebraska Continued
$20,000	NE Investment Finance Authority (Single Family Hsg.)[1]	5.350%	09/01/2032	03/01/2012	A	$20,102
490,000	NE Student Loan (Nebhelp)[1]	6.000	06/01/2028	10/19/2009	A	490,172
3,805,000	NE Student Loan (Nebhelp)[1]	6.400	06/01/2013	12/01/2010	A	3,895,217
95,000	NE Student Loans (Nebhelp)[1]	5.875	06/01/2014	10/19/2009	A	95,170
105,000	Sarpy County, NE Sanitation & Improvement Districts No. 179 (Eagle Crest)[1]	5.700	10/01/2021	11/02/2009	A	105,079

						4,816,307
Nevada—0.5%
400,000	Clark County, NV Industrial Devel. (Southwest Gas Corp.)[1]	5.450	03/01/2038	03/01/2013	D	413,824
5,200,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)	5.625	01/01/2032	01/26/2031	B	1,055,028
2,500,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)	5.625	01/01/2034	07/15/2033	B	507,200
7,055,000	Las Vegas, NV Paiute Tribe, Series A1	6.125	11/01/2012	05/30/2010	B	6,814,001
200,000	Las Vegas, NV Paiute Tribe, Series A1	6.625	11/01/2017	11/13/2015	B	177,054
100,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	5.375	06/01/2014	06/01/2014		92,524
250,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	5.500	06/01/2015	06/01/2015		226,685
110,000	NV Hsg. Division (Campaige Place)[5]	5.450	10/01/2018	11/02/2009	A	110,078
45,000	NV Hsg. Division (Multi-Unit Hsg.)[1]	5.550	10/01/2028	11/02/2009	A	45,009
290,000	NV Hsg. Division (Multi-Unit Hsg.)[1]	5.900	10/01/2016	04/01/2010	A	292,445
5,000	NV Hsg. Division (Single Family Mtg.)[1]	5.300	04/01/2028	04/01/2010	B	4,936
15,000	NV Hsg. Division (Single Family Mtg.)[1]	5.650	04/01/2022	10/01/2010	A	15,218
5,000	NV Hsg. Division (Single Family Mtg.), Series B1	5.650	10/01/2021	10/01/2010	A	5,046
15,000	Washoe, NV HFC (Washoe Mills Apartments)[1]	6.125	07/01/2022	11/02/2009	A	15,020
1,510,000	West Wendover, NV (Recreation District)[1]	5.400	12/01/2017	12/01/2009	A	1,511,299

						11,285,367
New Hampshire—3.7%
15,000	Manchester, NH Hsg. & Redevel. Authority, Series A1	6.000	01/01/2011	01/01/2010	A	15,221
1,500,000	Manchester, NH Hsg. & Redevel. Authority, Series A1	6.050	01/01/2012	01/01/2010	A	1,521,630
4,235,000	Manchester, NH Hsg. & Redevel. Authority, Series A1	6.750	01/01/2014	01/01/2011	A	4,296,831
335,000	NH Business Finance Authority (Pennichuck Water Works)[1]	6.300	05/01/2022	11/02/2009	A	335,436
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

New Hampshire Continued
$525,000	NH Business Finance Authority (Public Service Company of New Hampshire)[1]	6.000%	05/01/2021	05/01/2012	A	$533,316
10,000,000	NH Business Finance Authority (Public Service Company of New Hampshire)[1]	6.000	05/01/2021	05/01/2012	A	10,158,400
26,100,000	NH Business Finance Authority (Public Service Company of New Hampshire)[1]	6.000	05/01/2021	05/01/2012	A	26,513,424
4,600,000	NH Business Finance Authority (Public Service Company of New Hampshire)[1]	6.000	05/01/2021	05/01/2012	A	4,672,864
5,000,000	NH Business Finance Authority (United Illuminating Company)[1]	6.875	12/01/2029	02/01/2012	D	5,382,050
7,000,000	NH Business Finance Authority (United Illuminating Company)[1]	7.125	07/01/2027	02/01/2012	D	7,544,390
10,000,000	NH HE&HFA (Concord Hospital)[1]	6.000	10/01/2026	11/02/2009	A	10,003,900
130,000	NH HE&HFA (Dartmouth College)[1]	5.550	06/01/2023	06/01/2010	A	130,732
125,000	NH HE&HFA (Franklin Pierce College)[1]	5.250	10/01/2018	11/08/2016	B	96,753
150,000	NH HE&HFA (New Hampton School)[1]	5.250	10/01/2018	09/03/2014	B	144,684
5,000	NH HFA[5]	6.125	01/01/2018	11/02/2009	A	5,007
60,000	NH HFA (Prescott Hills Apartments)[1]	6.150	07/01/2040	01/01/2010	A	60,126
190,000	NH HFA (Single Family Mtg.)[1]	5.200	01/01/2024	06/05/2015	B	189,700
10,000	NH HFA (Single Family Mtg.)[1]	5.450	07/01/2021	01/01/2012	A	10,179
945,000	NH HFA (Single Family Mtg.)[1]	5.750	01/01/2037	07/23/2012	A	966,177
70,000	NH HFA (Single Family Mtg.)[5]	5.850	07/01/2017	11/02/2009	A	70,114
4,255,000	NH HFA (Single Family Mtg.)[1]	5.850	07/01/2021	03/01/2010	A	4,362,992
10,000	NH HFA (Single Family Mtg.)[1]	6.150	07/01/2011	11/02/2009	A	10,020
50,000	NH HFA (Single Family Mtg.)[1]	6.150	07/01/2029	12/01/2011	A	50,888
740,000	NH HFA (Single Family Mtg.)[1]	6.300	07/01/2031	01/01/2012	A	770,717
1,000,000	NH IDA (Connecticut Light & Power Company)[1]	5.900	11/01/2016	11/02/2009	A	1,001,320
35,000	NH IDA (Connecticut Light & Power Company)[1]	5.900	08/01/2018	10/01/2012	A	35,548

						78,882,419
New Jersey—2.7%
3,550,000	NJ EDA (Continental Airlines)[1]	6.625	09/15/2012	09/15/2012		3,523,198
320,000	NJ EDA (Hackensack Water Company)[1]	5.800	03/01/2024	11/02/2009	A	320,822
1,750,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000	06/01/2025	06/01/2013	A	1,812,073
5,870,000	NJ EDA (Trigen-Trenton District Energy Company)[1]	6.200	12/01/2010	11/02/2009	A	5,876,868
4,670,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.200	07/01/2013	11/02/2009	A	4,677,239
5,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300	07/01/2023	11/02/2009	A	5,003,100
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

New Jersey Continued
$1,195,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)[1]	6.125%	07/01/2011	11/02/2009	A	$1,197,737
1,245,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)[1]	6.125	07/01/2012	11/02/2009	A	1,247,577
1,345,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)[1]	6.200	07/01/2013	11/02/2009	A	1,347,636
1,430,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)[1]	6.200	07/01/2014	11/02/2009	A	1,432,560
545,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250	07/01/2014	03/02/2012	B	540,188
10,000,000	NJ Health Care Facilities Financing Authority (Virtual Health)[1]	6.000	07/01/2029	01/01/2014	A	10,733,900
2,560,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.000	06/01/2015	06/01/2010	A	2,626,560
1,150,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.100	06/01/2016	06/01/2010	A	1,178,589
1,375,000	NJ Hsg. & Mtg. Finance Agency, Series U1	5.750	04/01/2018	11/02/2009	A	1,376,183
4,950,000	NJ Tobacco Settlement Financing Corp.[1]	4.500	06/01/2023	09/08/2012	B	4,669,187
8,695,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375	06/01/2013	12/01/2009	A	8,746,648

						56,310,065
New Mexico—1.2%
3,500,000	Bernalillo County, NM Multifamily Hsg. (Mountain View)[1]	7.500	09/20/2033	10/15/2009	A	3,649,205
30,000	Farmington, NM Hospital (San Juan Medical Center/ Interface, Inc. Obligated Group)[1]	5.000	06/01/2016	11/02/2009	A	30,010
3,045,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	5.700	12/01/2016	11/02/2009	A	3,045,974
5,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.300	12/01/2016	11/02/2009	A	5,003
25,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.300	12/01/2016	11/02/2009	A	25,016
4,235,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.375	04/01/2022	11/02/2009	A	4,237,033
12,050,000	Farmington, NM Pollution Control (Tucson Electric Power Company)[1]	6.950	10/01/2020	11/02/2009	A	12,061,930
15,000	NM Mtg. Finance Authority (Bluffs at Tierra Contenta)[5]	5.200	01/01/2019	10/19/2009	A	15,007
15,000	NM Mtg. Finance Authority (Rio Volcan Apartments)[1]	5.650	07/01/2018	12/01/2009	A	15,012
25,000	NM Mtg. Finance Authority (Single Family Mtg.)[1]	5.000	09/01/2022	03/01/2012	B	24,711
10,000	NM Mtg. Finance Authority (Single Family Mtg.)[1]	5.350	07/01/2023	07/01/2010	B	10,020
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

New Mexico Continued
$5,000	NM Mtg. Finance Authority (Single Family Mtg.)[1]	5.875%	09/01/2021	03/01/2010	A	$5,136
495,000	NM Mtg. Finance Authority (Single Family Mtg.)[1]	6.150	03/01/2032	01/01/2010	A	496,564
345,000	NM Mtg. Finance Authority (Single Family Mtg.)[1]	6.200	09/01/2032	03/01/2013	A	351,862
565,000	NM Mtg. Finance Authority (Single Family Mtg.)[1]	6.450	03/01/2033	09/01/2011	A	582,894
225,000	NM Regional Hsg. Authority (Washington Place Apartments)[1]	5.500	08/15/2020	10/30/2017	B	149,947
15,000	Santa Fe, NM Single Family Mtg. (FNMA & GNMA Mtg. Backed Securities), Series A1	6.300	11/01/2028	11/02/2009	A	15,019
125,000	Villa Hermosa, NM Affordable Hsg. Corp. (Villa Hermosa Apartments)	5.900	05/20/2027	12/14/2022	B	105,813

						24,826,156
New York—0.0%
500,000	NYC IDA (JFK International Airport)[1]	8.000	08/01/2012	08/01/2012		507,090
North Carolina—0.5%
2,000,000	Charlotte, NC Douglas International Airport, Series B1	6.000	07/01/2028	07/01/2011	A	2,021,540
115,000	NC Eastern Municipal Power Agency[1]	5.750	01/01/2026	01/01/2011	A	116,849
75,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	11/02/2009	A	75,270
30,000	NC Eastern Municipal Power Agency, Series B1	6.250	01/01/2023	11/02/2009	A	30,050
3,095,000	NC HFA[1]	5.750	03/01/2017	09/01/2010	A	3,196,887
1,835,000	NC HFA[1]	6.000	07/01/2016	11/02/2009	A	1,837,459
15,000	NC HFA (Single Family)[1]	5.350	09/01/2028	03/01/2010	A	15,020
95,000	NC HFA (Single Family)[1]	5.600	09/01/2019	09/01/2010	A	97,644
1,730,000	NC HFA (Single Family)[1]	6.250	09/01/2027	09/01/2010	A	1,778,423
1,330,000	NC HFA (Single Family)[1]	6.250	03/01/2028	09/01/2010	A	1,380,181
1,000,000	Piedmont Triad, NC Airport Authority[1]	6.000	07/01/2021	01/01/2010	A	1,011,200

						11,560,523
North Dakota—0.6%
60,000	Fargo, ND Health System (Meritcare Hospital/Meritcare Med Group Obligated Group)[1]	5.375	06/01/2027	12/01/2009	A	60,014
3,370,000	Grand Forks, ND Health Care Facilities (United Health Resources)[1]	6.125	12/01/2014	11/02/2009	A	3,374,819
570,000	Grand Forks, ND Health Care Facilities (United Hospital/United Health Resources Obligated Group)[1]	6.100	12/01/2009	11/02/2009	A	571,402
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

North Dakota Continued
$7,510,000	Grand Forks, ND Health Care System (Altru Health System)[1]	5.600%		08/15/2017	11/02/2009	A	$7,514,882
100,000	ND Board of Higher Education Student Services Facilities[1]	5.500		08/01/2023	09/09/2021	B	97,256
60,000	ND HFA (Home Mtg.)[1]	5.150		07/01/2014	07/01/2010	A	60,534
80,000	ND HFA, Series B1	5.300		07/01/2024	07/01/2012	A	80,553
25,000	ND HFA, Series C1	5.650		07/01/2013	07/01/2010	A	25,759
50,000	Oliver County, ND Solid Waste (Square Butte Electric Cooperative)[1]	5.450		01/01/2024	01/01/2011	A	50,266
45,000	Williston, ND Health Facilities (Catholic Health Corp.)[1]	5.500		11/15/2014	11/02/2009	A	45,168

							11,880,653
Ohio—8.1%
100,000	Adams County, OH Valley Local School District[1]	5.250		12/01/2021	11/02/2009	A	100,132
70,000	Akron, OH Economic Devel.[1]	5.000		12/01/2018	12/01/2009	A	70,406
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	0.000	[4]	06/01/2037	01/06/2023	B	3,556,250
141,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	10/02/2013	B	134,198,387
8,290,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375		06/01/2024	10/02/2013	B	8,064,015
70,000	Centerville, OH GO1	5.625		12/01/2026	11/02/2009	A	70,347
1,305,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Christian Home)[1]	5.250		11/15/2015	05/15/2012	B	1,243,156
2,005,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.375		05/15/2018	05/15/2014	B	1,884,139
505,000	Cleveland-Cuyahoga County, OH Port Authority (Universal Heat Treating)[1]	6.500		11/15/2014	05/15/2010	A	510,025
50,000	Columbus, OH Sewer Improvement Bonds[1]	6.000		09/15/2010	09/15/2010		51,289
5,000	Cuyahoga County, OH Hospital (University Hospitals of Cleveland)[1]	9.000		06/01/2011	12/01/2009	A	5,442
1,350,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/ Canton Obligated Group)[1]	7.500		01/01/2030	07/01/2012	A	1,377,122
175,000	Cuyahoga County, OH Utility System (The Medical Center Company)[1]	5.850		08/15/2010	11/02/2009	A	175,592
2,785,000	Dublin, OH Industrial Devel. (Dublin Health Care Corp.)[1]	7.500		12/01/2016	06/01/2014	B	2,767,872
100,000	Franklin County, OH Mtg. (Gateway Apartment Homes)[1]	5.800		12/20/2028	12/20/2013	A	104,370
20,000	Franklin County, OH Mtg. (Villas at St. Therese)[1]	5.500		07/01/2021	01/24/2020	B	17,592
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Ohio Continued
$1,790,000	Grove City, OH Tax Increment Financing[1]	5.125%	12/01/2016	06/12/2013	B	$1,620,487
25,000	Lake County, OH Sewer District Improvements[1]	5.850	12/01/2016	12/01/2016		25,069
650,000	Lucas County, OH GO1	6.500	12/01/2016	11/02/2009	A	653,159
200,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital Obligated Group)[5]	5.750	11/15/2011	11/02/2009	A	200,550
15,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/PP/SSNH/BHC/BCG/ Carelife/BCC Obligated Group)[1]	5.400	12/01/2016	11/02/2009	A	15,009
20,000	Muskingum County, OH Hospital Facilities (FSCCHM)[1]	5.375	02/15/2012	11/02/2009	A	20,028
35,000	OH Air Quality Devel. Authority (FirstEnergy Solutions Corp.)[1]	7.250	11/01/2032	11/01/2012	D	37,806
45,000	OH Capital Corp. for Hsg. (The Conifers)[1]	6.300	06/01/2028	11/02/2009	A	45,043
460,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	06/01/2014	A	473,487
5,000	OH Economic Devel. (Enterprise Bond Fund)[5]	6.500	12/01/2009	11/02/2009	A	5,016
240,000	OH Environmental Facilities (Ford Motor Company)	5.950	09/01/2029	09/01/2029		158,645
45,000	OH HFA[1]	5.250	09/01/2030	11/01/2011	B	44,280
745,000	OH HFA, Series D1	5.450	09/01/2031	08/01/2010	A	750,290
30,000	OH Water Devel. Authority[1]	9.375	12/01/2010	12/01/2009	A	31,086
60,000	Pike County, OH Hospital Facilities (Pike Health Services)[1]	6.750	07/01/2017	11/02/2009	A	60,022
10,000	Pleasant, OH Local School District[1]	5.100	12/01/2018	11/02/2009	A	10,016
1,900,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[1]	6.300	02/15/2024	12/19/2017	B	1,573,067
1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[1]	6.400	02/15/2034	02/27/2030	B	1,511,738
215,000	Scioto County, OH Marine Terminal Facility (Norfolk & Western Railway Company)[1]	5.300	08/15/2013	10/27/2009	A	215,316
35,000	Toledo, OH Multifamily Hsg. (Commodore Perry)[1]	5.450	12/01/2028	12/01/2010	A	35,147
40,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments)[1]	5.250	12/01/2018	12/01/2010	A	40,280
6,090,000	Toledo-Lucas County, OH Port Authority (Bax Global)[1]	6.250	11/01/2013	08/25/2011	B	5,770,640
750,000	Toledo-Lucas County, OH Port Authority (Creekside Devel. Company)[1]	6.600	11/15/2015	11/15/2012	B	732,128
630,000	Toledo-Lucas County, OH Port Authority (Woodsage Properties)[1]	5.400	05/15/2014	05/15/2014		613,173
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Ohio Continued
$880,000	Tuscarawas County, OH (Union Hospital Assoc.)[1]	6.375%	10/01/2011	11/02/2009	A	$881,778
1,380,000	Tuscarawas County, OH (Union Hospital Assoc.)[1]	6.500	10/01/2021	11/02/2009	A	1,381,228
90,000	Wadsworth, OH Hsg. Devel. Corp. (Medina Hsg.)[1]	6.200	03/01/2020	05/21/2017	B	70,765
50,000	Wood County, OH Industrial Devel. (Schutz Container System)[1]	7.125	06/01/2013	06/01/2010	D	50,480

						171,221,869
Oklahoma—0.3%
450,000	Ardmore, OK Devel. Authority Tax[1]	5.000	11/01/2010	05/06/2010	A	450,968
85,000	Cherokee County, OK EDA (NSU Student Hsg.)[1]	5.250	12/01/2034	06/03/2030	B	61,616
65,000	Edmond, OK EDA Student Hsg. (Collegiate Hsg. Foundation)[1]	5.375	12/01/2019	04/10/2016	B	64,070
95,000	OK HFA (Single Family Homeownership Loan Program)[1]	5.300	09/01/2026	11/02/2009	A	95,576
10,000	OK HFA (Single Family Homeownership Loan Program)[1]	5.400	09/01/2022	07/21/2010	A	10,342
80,000	OK HFA (Single Family Homeownership Loan Program)[1]	5.500	09/01/2028	03/01/2012	A	82,149
25,000	OK HFA (Single Family Homeownership Loan Program)[1]	5.750	03/01/2029	11/02/2009	A	25,255
65,000	OK HFA (Single Family Homeownership Loan Program)[1]	5.850	09/01/2020	03/01/2011	A	67,297
15,000	OK HFA (Single Family Homeownership Loan Program)[1]	6.200	09/01/2028	03/01/2011	A	15,241
30,000	OK HFA (Single Family Mtg.)[1]	5.250	03/01/2022	03/01/2012	A	30,003
15,000	OK HFA (Single Family Mtg.)[1]	5.350	09/01/2020	09/01/2010	A	15,104
10,000	OK HFA (Single Family Mtg.)[1]	5.350	09/01/2025	03/01/2013	A	10,039
40,000	OK HFA (Single Family Mtg.)[1]	5.400	09/01/2029	11/11/2009	A	40,924
2,620,000	Oklahoma City, OK Airport Trust[1]	5.750	02/01/2018	11/02/2009	A	2,623,406
1,930,000	Oklahoma County, OK HFA (Single Family Mtg.)[1]	6.600	10/01/2035	02/01/2017	A	2,055,740
580,000	Tulsa, OK Airport Authority (Tulsa International Airport)[1]	6.125	06/01/2026	06/01/2010	A	583,921
10,000	Tulsa, OK Municipal Airport Trust (American Airlines)[1]	6.250	06/01/2020	06/01/2020		8,870

						6,240,521
Oregon—0.2%
20,000	Klamath Falls, OR Airport[1]	5.500	07/01/2016	11/02/2009	A	20,072
25,000	Newberg, OR Public Safety[1]	5.250	12/01/2012	11/02/2009	A	25,090
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Oregon Continued
$75,000	Northern Wasco County, OR People’s Utility District (Bonneville Power Administration)[1]	5.200%	12/01/2024	11/02/2009	A	$75,233
15,000	OR Bond Bank (Economic Devel. Dept.)[1]	5.500	01/01/2013	11/02/2009	A	15,051
45,000	OR Bond Bank (Economic Devel. Dept.)[1]	6.000	01/01/2015	11/02/2009	A	45,202
25,000	OR GO1	5.375	08/01/2028	11/02/2009	A	25,006
40,000	OR GO (Elderly & Disabled Hsg.)[1]	5.450	08/01/2012	11/02/2009	A	40,109
35,000	OR GO (Elderly & Disabled Hsg.)[1]	5.450	08/01/2013	11/02/2009	A	35,087
20,000	OR GO (Elderly & Disabled Hsg.)[1]	5.550	08/01/2016	11/02/2009	A	20,019
25,000	OR GO (Elderly & Disabled Hsg.)[1]	5.600	08/01/2019	11/02/2009	A	25,020
25,000	OR GO (Elderly & Disabled Hsg.)[1]	5.700	08/01/2016	11/02/2009	A	25,028
15,000	OR GO (Elderly & Disabled Hsg.)[1]	6.200	08/01/2020	11/02/2009	A	15,018
60,000	OR GO (Elderly & Disabled Hsg.)[1]	6.300	08/01/2026	11/02/2009	A	60,062
225,000	OR GO (Veterans Welfare)[1]	6.000	04/01/2032	04/01/2010	A	226,292
20,000	OR Health & Science University[1]	5.250	07/01/2015	11/02/2009	A	20,029
50,000	OR Hsg. & Community Services Dept. (Multifamily)[1]	5.700	07/01/2029	11/02/2009	A	50,024
20,000	OR Hsg. & Community Services Dept. (Multifamily)[1]	6.000	07/01/2031	11/02/2009	A	20,014
10,000	OR Hsg. & Community Services Dept. (Multifamily), Series A1	5.100	07/01/2021	07/01/2011	A	10,096
210,000	OR Hsg. & Community Services Dept. (Multifamily), Series A1	5.950	07/01/2030	07/01/2010	A	211,390
50,000	OR Hsg. & Community Services Dept. (Multifamily), Series A1	6.050	07/01/2042	07/01/2010	A	50,265
5,000	OR Hsg. & Community Services Dept. (Single Family Mtg.)[1]	6.800	07/01/2027	11/02/2009	A	5,008
55,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series A1	5.800	07/01/2016	01/01/2010	A	56,866
20,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series A5	6.000	07/01/2011	10/19/2009	A	20,039
5,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series A1	6.200	07/01/2027	11/02/2009	A	5,005
20,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series B1	5.450	07/01/2029	07/02/2011	B	19,969
10,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series B1	6.200	07/01/2027	10/19/2009	A	10,009
15,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series C1	6.400	07/01/2026	11/02/2009	A	15,017
1,095,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series D1	6.375	07/01/2027	01/01/2010	A	1,106,443
15,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series E1	6.000	07/01/2027	11/02/2009	A	15,153
30,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series F1	5.250	07/01/2022	12/15/2009	A	31,161
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Oregon Continued
$165,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series F1	5.650%	07/01/2028	11/02/2009	A	$165,772
50,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series H1	5.650	07/01/2028	10/19/2009	A	50,023
35,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series H1	6.000	07/01/2027	10/19/2009	A	35,027
5,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series M5	5.700	07/01/2011	11/02/2009	A	5,009
100,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series M1	6.200	07/01/2028	11/02/2009	A	100,088
120,000	OR Hsg. & Community Services Dept., Series B1	5.900	07/01/2019	11/02/2009	A	120,115
25,000	Port of Portland, OR Airport (Portland International Airport)[1]	5.500	07/01/2018	07/01/2010	A	25,216
60,000	Port Umatilla, OR Water[1]	6.450	08/01/2014	02/01/2010	A	60,587
1,000,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000	01/01/2016	03/24/2015	B	960,980

						3,821,594
Pennsylvania—2.9%
1,895,000	Allegheny County, PA Airport Authority (Pittsburgh International Airport)[1]	6.000	01/01/2014	01/01/2011	A	1,921,890
3,530,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.100	07/01/2014	07/01/2014		3,386,470
7,065,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	7.000	11/01/2017	11/01/2010	A	7,179,241
8,000,000	Beaver County, PA IDA (First Energy General Corp.)[1]	7.125	06/01/2028	06/01/2011	D	8,388,640
1,700,000	Bucks County, PA IDA (School Lane Foundation)[1]	4.600	03/15/2017	03/15/2017		1,623,398
4,000,000	Carbon County, PA IDA (Panther Creek Partners)[1]	6.650	05/01/2010	11/01/2009	A	4,001,880
7,890,000	Chester County, PA H&EFA (Chester County Hospital)[1]	5.875	07/01/2016	11/02/2009	A	7,900,336
1,000,000	Clarion County, PA Hospital Authority (Clarion Hospital)[1]	5.750	07/01/2012	01/01/2010	A	1,028,960
12,300,000	PA EDFA (National Gypsum Company)[1]	6.125	11/01/2027	11/01/2027		7,858,716
8,120,000	PA EDFA (National Gypsum Company)[1]	6.250	11/01/2027	11/01/2027		5,268,581
2,000,000	PA EDFA (Northampton Generating)	6.500	01/01/2013	12/24/2010	B	1,415,320
1,500,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	09/01/2012	A	1,539,900
10,000,000	PA HEFA (MCP/HUHS/ AUS Obligated Group)[1]	5.875	11/15/2016	07/17/2014	B	9,696,900
20,000	PA St. Mary Hospital Authority (Franciscan Health)[1]	7.000	06/15/2015	11/02/2009	A	20,046
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Pennsylvania Continued
$455,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	4.750%		04/01/2034	07/02/2024	B	$447,579
25,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.000		07/01/2015	07/01/2010	A	25,153
65,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.600		04/01/2020	11/02/2009	A	65,047

							61,768,057
Rhode Island—2.8%
3,110,000	Central Falls, RI Detention Facility[1]	6.750		01/15/2013	05/17/2011	B	2,942,433
25,000	Providence, RI Public Building Authority, Series B1	5.500		12/15/2014	11/02/2009	A	25,093
290,000	RI Clean Water Finance Agency (Triton Ocean)[1]	5.800		09/01/2022	11/02/2009	A	290,197
80,000	RI Health & Educational Building Corp. (Johnson & Wales University)[1]	6.100		04/01/2026	11/02/2009	A	80,077
50,000	RI Health & Educational Building Corp. (Lifespan)[1]	5.250		05/15/2026	11/02/2009	A	50,004
1,635,000	RI Health & Educational Building Corp. (RIH/MHF/TMH/RIHF Obligated Group)[1]	5.750		05/15/2023	11/02/2009	A	1,636,112
25,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.200		04/01/2019	11/02/2009	A	25,007
25,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.400		10/01/2026	02/22/2018	B	24,882
145,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500		04/01/2027	11/02/2009	A	145,203
25,000	RI Hsg. & Mtg. Finance Corp. (Rental Hsg.)[1]	5.375		04/01/2024	10/01/2012	A	25,279
20,000	RI Student Loan Authority[1]	5.250		12/01/2011	12/01/2009	A	20,074
18,835,000	RI Student Loan Authority[3]	6.000		12/01/2023	12/01/2010	A	19,051,283
115,000	RI Student Loan Authority[1]	6.450		12/01/2015	12/01/2009	A	115,467
1,370,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250		06/01/2042	06/20/2026	B	1,358,533
350,000,000	RI Tobacco Settlement Financing Corp. (TASC)	6.950	[2]	06/01/2052	06/01/2052		8,554,000
2,495,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.000		06/01/2023	11/24/2010	A	2,539,586
24,345,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125		06/01/2032	09/25/2018	B	22,561,972

							59,445,202
South Carolina—1.1%
1,310,000	Allendale County, SC School District Energy Savings Special Obligation[1]	7.000		12/01/2013	12/01/2013		1,353,649
215,000	Charleston County, SC Hospital Facilities (Medical Society Health)[1]	5.000		10/01/2022	11/02/2009	A	218,505
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

South Carolina Continued
$530,000	Charleston County, SC Hospital Facilities (Medical Society Health)[1]	5.500%		10/01/2019	11/02/2009	A	$540,218
20,000	Charleston County, SC Hospital Facilities (Medical Society Health)[1]	6.000		10/01/2009	10/01/2009		20,003
110,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	5.700		10/01/2021	10/01/2021		109,716
320,000	Greenville County, SC Airport (Donaldson Industrial Air Park)[1]	6.125		10/01/2017	01/25/2014	B	314,749
20,000	Horry County, SC Airport[1]	5.700		07/01/2027	11/02/2009	A	20,013
840,000	Orangeburg County, SC Solid Waste (South Carolina Electric & Gas Company)[1]	5.700		11/01/2024	11/02/2009	A	840,412
110,000	Piedmont, SC Municipal Power Agency[1]	5.250		01/01/2021	01/01/2011	A	111,201
1,190,000	Richland County, SC Educational Facilities (Benedict College)[1]	6.250		07/01/2014	01/26/2013	B	1,047,474
2,335,000	Richland County, SC Environmental Improvement (International Paper Company)[1]	6.100		04/01/2023	04/01/2013	A	2,386,487
1,630,000	SC Connector 2000 Assoc. Toll Road, Series B5	4.673	[2]	01/01/2011	01/01/2011		717,200
1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	5.604	[2]	01/01/2021	01/01/2021		263,512
720,000	SC Connector 2000 Assoc. Toll Road, Series B	5.702	[2]	01/01/2026	01/01/2026		68,918
725,000	SC Educational Facilities Authority (Benedict College)[1]	5.750		07/01/2017	03/02/2015	B	558,736
25,000	SC GO1	5.250		06/01/2010	11/02/2009	A	25,103
20,000	SC Hsg. Finance & Devel. Authority[1]	5.950		07/01/2029	11/02/2009	A	20,013
90,000	SC Hsg. Finance & Devel. Authority, Series A1	5.400		07/01/2021	01/01/2011	A	90,838
10,000	SC Hsg. Finance & Devel. Authority, Series A-2[1]	5.300		07/01/2019	11/02/2009	A	10,006
10,000	SC Ports Authority[1]	5.000		07/01/2017	01/01/2010	A	10,059
25,000	SC Ports Authority[1]	5.000		07/01/2018	07/01/2010	A	25,143
160,000	SC Ports Authority[1]	5.300		07/01/2026	07/01/2010	A	160,901
14,510,000	SC Tobacco Settlement Management Authority[1]	5.000		06/01/2018	11/02/2009	A	14,515,224
80,000	SC Western Carolina Regional Sewer Authority[1]	5.500		03/01/2010	03/01/2010		81,550

							23,509,630
South Dakota—1.3%
15,930,000	SD Education Loans[1]	5.600		06/01/2020	06/01/2020		11,611,218
10,460,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	6.500		06/01/2032	06/01/2012	A	10,584,369
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

South Dakota Continued
$45,000	SD H&EFA (Prairie Lakes Health Care System)[1]	5.650%		04/01/2022	04/01/2010	A	$45,126
4,125,000	SD Hsg. Devel. Authority (Homeownership)[1]	5.375		05/01/2018	11/01/2009	A	4,208,243
30,000	SD Hsg. Devel. Authority (Homeownership)[1]	5.375		05/01/2018	11/01/2009	A	31,941
1,240,000	SD Hsg. Devel. Authority (Homeownership)[1]	5.750		05/01/2031	01/01/2011	A	1,266,449

							27,747,346
Tennessee—0.6%
10,000	Blount County, TN Hospital, Series B1	5.125		07/01/2019	01/23/2018	B	10,000
50,000	Columbia, TN Electric System[1]	5.625		09/01/2017	11/02/2009	A	50,200
5,000	Memphis, TN HFC (Saint’s Court Apartments)[1]	6.000		09/01/2013	11/02/2009	A	5,014
215,000	Memphis-Shelby County, TN Airport Authority[1]	6.000		03/01/2024	03/01/2011	A	218,066
2,400,000	Memphis-Shelby County, TN Airport Authority[1]	6.250		03/01/2018	03/01/2010	A	2,444,400
50,000	Shelby County, TN HE&HF (Christian Brothers University)[5]	5.750		09/01/2012	11/02/2009	A	50,046
85,000	South Fulton, TN Industrial Devel. Board (Tyson Foods)[1]	6.350		10/01/2015	11/16/2013	B	81,171
355,000	South Fulton, TN Industrial Devel. Board (Tyson Foods)[1]	6.400		10/01/2020	11/14/2018	B	321,410
6,675,000	TN Energy Acquisition Corp., Series A1	5.000		09/01/2013	09/01/2013		7,088,049
1,285,000	TN Energy Acquisition Corp., Series C1	5.000		02/01/2012	02/01/2012		1,350,419
740,000	TN Energy Acquisition Corp., Series C1	5.000		02/01/2013	02/01/2013		781,270
15,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.250		07/01/2022	01/01/2012	A	15,148
35,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.375		07/01/2023	07/01/2010	A	35,111
20,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.500		07/01/2013	01/01/2010	A	20,082
80,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.550		01/01/2021	01/01/2011	A	80,909
25,000	TN Hsg. Devel. Agency (Homeownership)[1]	5.850		07/01/2023	01/01/2010	A	25,648
20,000	Unicoi County, TN HE&HF (Erwin Health Care Associates)[1]	5.875		03/20/2016	11/02/2009	A	20,041

							12,596,984
Texas—9.6%
20,000	Abilene, TX HFDC (Hendrick Medical Center)[5]	5.850		09/01/2010	10/17/2009	A	20,052
105,000	Abilene, TX HFDC (Hendrick Medical Center)[1]	6.000		09/01/2013	10/17/2009	A	105,281
50,000	Abilene, TX HFDC (Hendrick Medical Center)[1]	6.150		09/01/2025	10/17/2009	A	50,125
605,000	Austin, TX Utility System	6.730	[2]	11/15/2014	11/15/2014		420,880
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Texas Continued
$125,000	Bexar County, TX HFC (American Opportunity Hsg.-Cinnamon Creek)[1]	5.750%		12/01/2013	05/25/2011	B	$115,719
120,000	Bexar County, TX HFC (Doral Club)[1]	8.750		10/01/2036	10/01/2036		87,068
1,085,000	Brazos River Authority, TX (Johnson County Surface Water and Treatment System)[1]	5.800		09/01/2011	11/02/2009	A	1,088,157
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	10/01/2038		73,827
5,000,000	Brazos River, TX Harbor Navigation District (Dow Chemical Company)[1]	5.700		05/15/2033	05/15/2012	A	4,915,050
20,000,000	Brazos River, TX Harbor Navigation District (Dow Chemical Company)[1]	6.250		05/15/2033	06/15/2012	D	20,250,400
290,000	Brazos River, TX Harbor Navigation District (Dow Chemical Company)[1]	6.625		05/15/2033	05/15/2013	A	290,212
17,845,000	Capital Area, TX HFC (AHF Affordable Hsg.)	0.560	[8]	01/01/2039	01/01/2039		8,417,487
25,000	Cass County, TX IDC (International Paper Company)[1]	6.000		09/01/2025	09/01/2012	A	25,204
285,000	Cass County, TX IDC (International Paper Company)[1]	6.600		03/15/2024	03/15/2012	A	288,916
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250		06/01/2023	07/07/2021	B	39,973
5,000	Connally, TX Consolidated Independent School District[1]	5.625		08/15/2029	11/02/2009	A	5,008
2,500,000	Dallas-Fort Worth, TX International Airport[1]	5.500		11/01/2020	11/01/2011	A	2,570,350
20,000,000	Dallas-Fort Worth, TX International Airport[1]	5.500		11/01/2021	11/02/2009	A	20,017,600
10,250,000	Dallas-Fort Worth, TX International Airport[1]	6.000		11/01/2023	11/02/2009	A	10,268,245
6,500,000	Dallas-Fort Worth, TX International Airport[1]	6.000		11/01/2024	11/02/2009	A	6,507,540
120,000	Dallas-Fort Worth, TX International Airport[1]	6.000		11/01/2032	11/02/2009	A	120,100
8,000,000	Dallas-Fort Worth, TX International Airport[1]	6.100		11/01/2019	11/02/2009	A	8,013,840
2,680,000	Dallas-Fort Worth, TX International Airport[1]	6.100		11/01/2024	11/01/2009	A	2,682,224
11,500,000	Dallas-Fort Worth, TX International Airport[1]	6.250		11/01/2028	11/02/2009	A	11,512,765
4,950,000	Dallas-Fort Worth, TX International Airport[1]	6.250		11/01/2028	11/02/2009	A	4,955,495
100,000	De Soto, TX Park Devel. Corp.[1]	5.250		02/15/2016	11/02/2009	A	100,191
165,000	El Paso County, TX HFC (American Village Communities), Series A1	6.250		12/01/2020	12/01/2012	A	165,030
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Texas Continued
$165,000	Fort Bend County, TX Municipal Utility District No. 23[1]	6.125%	09/01/2028	11/02/2009	A	$165,081
35,000	Galveston County, TX HFC (Friendswood)[1]	6.200	10/01/2021	11/02/2009	A	35,042
100,000	Galveston County, TX HFC (Friendswood)[1]	6.250	04/01/2029	11/02/2009	A	100,090
85,000	Grand Prairie, TX Metropolitan Utility & Reclamation District[1]	5.800	04/01/2011	11/02/2009	A	85,031
1,265,000	Grand Prairie, TX Metropolitan Utility & Reclamation District[5]	6.500	04/01/2012	11/02/2009	A	1,266,050
4,660,000	Gulf Coast, TX IDA (Citgo Petroleum Corp.)[1]	7.500	05/01/2025	10/01/2012	D	4,766,201
110,000	Gulf Coast, TX IDA (Valero Energy Corp.)[1]	5.600	12/01/2031	12/01/2031		104,634
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	04/01/2012	A	345,307
30,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)[1]	6.650	04/01/2032	04/01/2011	A	30,447
1,785,000	Harris County, TX HFC[1]	6.300	09/01/2032	09/01/2015	A	1,839,782
12,470,000	Harris County, TX HFDC (St. Lukes Episcopal Hospital)[1]	6.750	02/15/2021	11/02/2009	A	12,509,031
40,000	Harris County, TX IDC (Continental Airlines)[1]	5.375	07/01/2019	08/09/2014	B	34,917
10,000	Harris County, TX Municipal Utility District[1]	6.500	03/01/2017	11/02/2009	A	10,007
2,055,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2019	11/15/2011	A	2,111,965
2,267,000	Heart of TX HFC (Waco Parkside Village)[1]	7.400	09/20/2035	09/20/2015	A	2,424,352
920,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.500	07/15/2017	11/02/2009	A	921,334
4,560,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	6.125	07/15/2017	07/09/2013	B	4,294,198
50,000	Houston, TX Airport System (Continental Airlines)[1]	5.375	07/15/2011	11/02/2009	A	50,146
10,000	Houston, TX Airport System (People Mover)[1]	5.375	07/15/2012	11/02/2009	A	10,025
45,000	Houston, TX Airport System, Series A1	5.000	07/01/2028	07/13/2027	B	44,942
8,000,000	Houston, TX Airport System, Series A1	5.500	07/01/2023	07/01/2010	A	8,059,760
50,000	Houston, TX Airport System, Series A5	6.000	07/01/2010	01/01/2010	A	50,437
3,900,000	Houston, TX Airport System, Series A1	6.000	07/01/2011	01/01/2010	A	3,932,019
500,000	Houston, TX Airport System, Series B	5.200	07/01/2018	11/02/2009	A	500,415
825,000	Houston, TX HFC (Single Family Mtg.)[1]	6.750	06/01/2033	12/30/2010	A	844,891
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Texas Continued
$1,780,000	Houston, TX Hsg. Corp. (6800 Long Drive Apartments)[1]	6.625%		02/01/2020	02/01/2010	A	$1,787,814
80,000	Leander, TX Independent School District	5.562	[2]	08/15/2015	08/15/2010	A	57,513
35,000	Lewisville, TX HFC (Lewisville Limited)[5]	5.500		06/01/2017	10/19/2009	A	35,030
90,000	Lewisville, TX HFC (Lewisville Limited)[1]	5.600		12/01/2029	10/19/2009	A	90,030
130,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.750		07/01/2012	04/13/2010	B	122,292
50,000	Matagorda County, TX Navigation District (Centerpoint Energy)[1]	5.250		11/01/2029	11/01/2029		48,786
6,040,000	McLennan County, TX Public Facility Corp.[1]	6.625		06/01/2035	12/01/2018	A	6,701,259
85,000	Metro, TX HFDC (Wilson N. Jones Memorial Hospital)[1]	5.500		01/01/2012	09/02/2010	B	84,867
35,000	Metro, TX HFDC (Wilson N. Jones Memorial Hospital)[1]	5.600		01/01/2017	12/30/2014	B	33,159
45,000	Midland County, TX Hospital District[1]	5.375		06/01/2016	11/02/2009	A	45,042
16,000,000	Mission, TX EDC (Waste Management)[1]	6.000		08/01/2020	08/01/2013	D	17,173,600
50,000	Montgomery County, TX Municipal Utility District No. 40 (Waterworks & Sewer)[1]	5.000		03/01/2019	11/02/2009	A	50,060
20,000	Northampton, TX Municipal Utility District (Waterworks and Sewer)[1]	5.700		03/01/2014	11/02/2009	A	20,081
700,000	Permian Basin, TX HFC (Single Family Mtg.)[1]	5.650		01/01/2038	12/01/2010	A	726,474
225,000	Permian Basin, TX HFC (Single Family Mtg.)[1]	5.750		01/01/2038	07/01/2016	B	225,351
12,190,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	5.750		05/01/2030	11/01/2011	D	10,739,268
620,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.450		06/01/2021	06/01/2021		342,383
315,000	Southeast TX HFC[1]	4.750		01/01/2037	10/01/2010	B	308,980
40,000	Southlake Parks, TX Devel. Corp.[1]	5.375		08/15/2021	11/02/2009	A	40,087
235,000	Trinity, TX River Authority (TXU Energy Company)	6.250		05/01/2028	05/01/2028		111,663
6,350,000	TX Angelina & Neches River Authority (Temple-Inland)[1]	5.650		09/01/2012	10/23/2009	A	6,368,669
70,000	TX Dept. of Hsg. & Community Affairs[1]	5.250		07/01/2018	01/01/2011	A	70,753
10,000	TX Dept. of Hsg. & Community Affairs[1]	5.350		07/01/2033	05/01/2015	B	9,917
70,000	TX Dept. of Hsg. & Community Affairs (Pebble Brook Apartments)[1]	5.550		12/01/2024	12/01/2010	A	70,664
20,000	TX Dept. of Hsg. & Community Affairs (Residential Mtg.)[1]	5.250		07/01/2022	05/01/2015	B	19,724
155,000	TX Dept. of Hsg. & Community Affairs (Residential Mtg.)[1]	5.500		01/01/2021	01/01/2011	A	156,683
55,000	TX Dept. of Hsg. & Community Affairs (Sugar Creek Apartments)[1]	6.000		01/01/2042	10/31/2013	A	55,967
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Texas Continued
$105,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.875%	09/01/2022	04/17/2019	B	$58,016
35,000	TX GO1	6.000	12/01/2030	12/01/2010	A	35,446
500,000	TX Lower CO River Authority Pollution Control (Samsung Electronics Company)[1]	6.950	04/01/2030	04/01/2011	A	503,485
1,365,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[6,7]	6.250	03/01/2010	02/28/2010	B	682,473
4,360,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[6,7]	6.625	03/01/2020	03/11/2016	B	2,247,842
2,860,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[6,7]	6.750	03/01/2031	10/24/2026	B	1,479,592
115,000	TX Veterans Hsg. Assistance[1]	6.100	06/01/2021	06/01/2010	A	116,220
5,340,000	TX Veterans Hsg. Assistance, Series B1	6.100	06/01/2031	12/01/2009	A	5,350,520
25,000	TX Water Devel. Board[1]	5.250	07/15/2015	11/02/2009	A	25,089
60,000	Washington County, TX HFDC (Trinity Community Medical Center of Brenham/ Trinity Care Center Obligated Group)[1]	5.750	06/01/2024	07/11/2022	B	54,853
625,000	Willow Fork, TX Drain District, Series A1	5.250	09/01/2011	11/02/2009	A	626,219

						204,318,714
U.S. Possessions—4.2%
1,070,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	05/15/2012	A	1,070,054
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2012	07/01/2012		1,065,970
1,590,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	06/01/2011	A	1,612,976
500,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxillio Obligated Group)[1]	6.250	07/01/2024	11/02/2009	A	500,500
2,950,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2014	A	3,227,182
13,200,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	06/01/2014	A	14,257,584
500,000	Puerto Rico Public Finance Corp., Series A1	5.000	08/01/2027	02/01/2012	D	511,200
14,315,000	Puerto Rico Public Finance Corp., Series A1	5.250	08/01/2030	02/01/2012	D	14,795,411
22,450,000	Puerto Rico Public Finance Corp., Series A1	5.750	08/01/2027	02/01/2012	D	23,418,493
21,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	02/01/2014	A	22,363,320
5,115,000	V.I. Public Finance Authority, Series A1	6.375	10/01/2019	10/01/2011	A	5,245,893

						88,068,583
Utah—0.5%
6,300,000	Carbon County, UT Solid Waste Disposal (Allied Waste Industries)[1]	7.500	02/01/2010	11/02/2009	A	6,320,664
1,508,000	Eagle Mountain, UT Special Assessment	6.250	05/01/2013	06/15/2011	B	1,507,849
905,000	Emery County, UT Pollution Control (Pacificorp)[1]	5.625	11/01/2023	11/01/2009	A	922,476
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Utah Continued
$375,000	Emery County, UT Pollution Control (Pacificorp)[1]	5.650%	11/01/2023	11/01/2009	A	$379,395
30,000	Intermountain, UT Power Agency[1]	5.000	07/01/2013	11/02/2009	A	30,095
160,000	UT HFA[1]	5.950	01/01/2029	11/02/2009	A	160,109
560,000	UT HFA (Single Family Mtg.)[1]	6.125	01/01/2027	07/01/2010	A	566,199
10,000	UT Hsg. Corp. (Single Family Mtg.)[1]	6.000	07/01/2015	11/02/2009	A	10,013
55,000	UT State Building Ownership Authority, Series A1	5.750	08/15/2011	08/15/2010	A	55,985
10,000	UT University Campus Facilities System, Series A1	6.750	10/01/2014	11/02/2009	A	10,015
60,000	Utah County, UT Hospital (IHC Health Services)[1]	5.250	08/15/2026	11/02/2009	A	60,229

						10,023,029
Vermont—0.0%
25,000	Burlington, VT Airport[1]	5.600	07/01/2017	11/02/2009	A	25,036
100,000	Burlington, VT Airport, Series B1	5.750	07/01/2017	11/02/2009	A	100,145
10,000	Burlington, VT Airport, Series B1	5.850	07/01/2011	11/02/2009	A	10,031
50,000	VT HFA[1]	5.400	02/15/2012	11/02/2009	A	50,123
30,000	VT HFA (Single Family)[1]	5.500	11/01/2021	05/01/2011	A	30,283
35,000	VT HFA (Single Family), Series 11A1	5.900	05/01/2019	08/15/2010	A	36,331

						251,949
Virginia—0.5%
425,000	Norfolk, VA EDA, Series B1	5.625	11/01/2015	01/24/2013	B	362,593
100,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)[1]	5.550	01/01/2031	01/01/2013	A	101,774
750,000	VA Gateway Community Devel. Authority[1]	6.375	03/01/2030	09/02/2023	B	711,870
8,170,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.550	01/01/2027	01/01/2012	A	8,290,017
150,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.625	10/01/2020	10/01/2010	A	151,644
975,000	Watkins Centre, VA Community Devel. Auth.[1]	5.400	03/01/2020	03/01/2015	A	938,867

						10,556,765
Washington—4.5%
10,000	Bellingham, WA Hsg. Authority (Cascade Meadows)[1]	5.200	11/01/2027	11/02/2009	A	10,002
3,750,000	Chelan County, WA Public Utility District No. 1 (Chelan Hydro)	6.050	07/01/2032	07/01/2013	A	3,956,138
5,000,000	Clark County, WA Public Utility District No. 1[1]	5.500	01/01/2025	01/01/2010	A	5,034,950
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[1]	6.850	07/01/2024	01/01/2010	A	25,105
160,000	King County, WA Hsg. Authority (Fairwood Apartments)[1]	6.000	12/01/2025	12/01/2009	A	163,990
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Washington Continued
$10,000	King County, WA Hsg. Authority (Rural Preservation)[1]	5.750%	01/01/2028	12/18/2023	B	$8,548
115,000	Pierce County, WA Hsg. Authority[1]	5.800	12/01/2023	12/13/2021	B	94,869
15,000	Port Chelan County, WA GO1	6.000	12/01/2011	11/02/2009	A	15,038
100,000	Port Grays Harbor, WA GO1	6.375	12/01/2014	12/01/2009	A	100,416
47,110,000	Port of Seattle, WA Special Facilities[1]	6.250	09/01/2026	03/01/2011	A	47,793,566
45,000	Port of Seattle, WA Special Facility[1]	6.000	09/01/2029	03/01/2011	A	45,491
245,000	Prosser, WA Water & Sewer[1]	5.400	09/01/2012	11/02/2009	A	245,916
50,000	Seattle, WA Municipal Light & Power[1]	5.000	07/01/2014	11/02/2009	A	50,131
15,000	Seattle, WA Municipal Light & Power[1]	5.000	07/01/2020	11/02/2009	A	15,024
75,000	Tacoma, WA Hsg. Authority (Polynesia Village Apartments)[1]	5.850	12/01/2022	11/02/2009	A	75,080
105,000	Tacoma, WA Hsg. Authority (Polynesia Village Apartments)[1]	5.900	12/01/2027	11/02/2009	A	105,081
25,000	Tacoma, WA Hsg. Authority (Polynesia Village Apartments)[1]	5.900	06/01/2029	11/02/2009	A	25,018
50,000	Thurston County, WA GO1	5.500	11/01/2016	11/02/2009	A	50,193
1,500,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)[1]	6.000	01/01/2028	03/01/2026	B	1,307,565
15,000	Vancouver, WA Hsg. Authority (Office Building)[1]	5.500	03/01/2028	05/27/2020	B	12,042
25,000	WA COP (Dept. of General Administration)[1]	5.500	10/01/2013	11/02/2009	A	25,096
20,000	WA COP (Dept. of General Administration)[1]	5.600	10/01/2015	11/02/2009	A	20,042
30,000	WA COP (Dept. of General Administration)[1]	5.600	10/01/2016	11/02/2009	A	30,056
2,045,000	WA EDFA (Lindal Cedar Homes)[1]	5.800	11/01/2017	11/06/2009	A	2,047,986
675,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)[1]	6.250	12/01/2021	11/02/2009	A	675,648
125,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)[1]	5.300	08/15/2014	11/02/2009	A	125,109
145,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)[1]	5.400	08/15/2023	12/21/2019	B	144,068
5,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)[1]	5.375	12/01/2014	11/02/2009	A	5,006
890,000	WA HFC[1]	5.000	06/01/2021	07/01/2010	A	898,669
10,000	WA HFC (Single Family)[5]	5.250	12/01/2017	11/02/2009	A	10,013
85,000	WA HFC (Single Family)[1]	5.350	06/01/2030	11/02/2009	A	85,022
20,000	WA HFC (Single Family)[1]	5.400	12/01/2024	11/02/2009	A	20,014
28,300,000	WA Tobacco Settlement Authority (TASC)[1]	6.500	06/01/2026	07/03/2012	A	29,010,896
2,210,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	06/01/2013	A	2,239,437

						94,471,225
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

West Virginia—1.1%
$25,000	Harrison County, WV (Monangahela Power Company)[1]	6.750%		08/01/2024	11/02/2009	A	$25,008
275,000	Harrison County, WV (Monongahela Power Company)[1]	6.250		05/01/2023	11/02/2009	A	275,017
20,650,000	Mason County, WV Pollution Control (Appalachian Power Company)[1]	6.050		12/01/2024	12/01/2011	A	20,953,142
20,000	Pleasants County, WV Pollution Control (Monongahela Power Company)[1]	5.500		04/01/2029	04/01/2029		19,695
25,000	Pleasants County, WV Pollution Control (Potomac Edison Company)[1]	5.500		04/01/2029	04/01/2029		24,618
25,000	Pleasants County, WV Pollution Control (West Penn Power Company)[1]	5.500		04/01/2029	04/01/2029		24,618
1,790,000	WV Hsg. Devel. Fund[1]	5.250		11/01/2018	05/01/2010	A	1,818,515
30,000	WV Hsg. Devel. Fund[1]	5.300		11/01/2023	04/15/2010	A	30,107
50,000	WV Water Devel. Authority[1]	5.625		07/01/2030	07/01/2012	A	50,691

							23,221,411
Wisconsin—0.8%
215,000	Janesville, WI Industrial Devel. (Paramount Communications)[1]	7.000		10/15/2017	10/05/2009	A	215,221
50,000	Kenosha, WI Hsg. Authority Multifamily Hsg. (Glaser Financial Group)[1]	6.000		11/20/2041	05/20/2010	B	50,080
240,000	Madison, WI Industrial Devel. (Madison Gas & Electric Company)[1]	5.875		10/01/2034	04/01/2012	A	244,685
100,000	Madison, WI Parking System[5]	5.600		02/01/2012	11/02/2009	A	100,261
40,000	Milwaukee County, WI Airport[1]	5.750		12/01/2025	12/01/2010	A	40,506
30,000	Milwaukee, WI Redevel. Authority (City Hall Square)[1]	6.300		08/01/2038	02/01/2010	A	30,102
25,000	Oak Creek, WI Hsg. Authority (Wood Creek)	5.139	[2]	01/20/2010	01/20/2010		24,654
20,000	WI GO1	5.000		05/01/2012	11/02/2009	A	20,044
25,000	WI GO1	5.300		11/01/2016	11/01/2009	A	25,061
25,000	WI H&EFA (AHC/SLMC/HMH/ AMCS Obligated Group)[1]	5.750		08/15/2016	11/02/2009	A	25,019
10,650,000	WI H&EFA (Aurora Health Care/ Aurora Medical Group/ Aurora Health Care Metro Obligated Group)[1]	6.500		04/15/2033	04/15/2013	A	10,995,060
3,500,000	WI H&EFA (Marshfield Clinic)[1]	5.625		02/15/2017	11/02/2009	A	3,501,785
85,000	WI H&EFA (Marshfield Clinic)[1]	5.750		02/15/2027	11/02/2009	A	85,009
200,000	WI H&EFA (Marshfield Clinic)[1]	6.250		02/15/2018	02/15/2011	A	202,832
430,000	WI H&EFA (Medical College of Wisconsin)[1]	5.500		12/01/2026	11/02/2009	A	430,284
525,000	WI H&EFA (Waukesha Memorial Hospital)[1]	5.250		08/15/2019	11/02/2009	A	525,278
550,000	WI H&EFA (Wheaton Franciscan Services)[1]	5.750		08/15/2022	08/01/2010	A	549,978
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

Wisconsin Continued
$135,000	WI Hsg. & EDA[1]	5.750%	03/01/2010	03/01/2010		$135,851

125,000	WI Hsg. & EDA (Home Ownership), Series C1	6.000	09/01/2036	08/03/2010	A	129,691

10,000	WI Hsg. & EDA, Series B1	5.300	11/01/2018	11/02/2009	A	10,006

						17,341,407

Wyoming—0.0%
445,000	Lincoln County, WY Pollution Control (PacifiCorp)[1]	5.625	11/01/2021	11/02/2009	A	445,378

85,000	WY Community Devel. Authority[1]	5.600	06/01/2035	06/01/2018	A	87,320

						532,698

Total Municipal Bonds and Notes (Cost $2,290,683,332)						2,257,747,512
Corporate Bonds and Notes—0.0%
15,199	Delta Air Lines, Inc., Sr. Unsec. Nts.[1] (Cost $15,048)	8.000	12/01/2015	—		7,587

Shares
Common Stocks—0.0%
114	Delta Air Lines, Inc.[7] (Cost $671)	1,021

Total Investments, at Value (Cost $2,290,699,051)—106.5%		2,257,756,120

Liabilities in Excess of Other Assets—(6.5)		(137,737,754)

Net Assets—100.0%		$2,120,018,366

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A.	Optional call date; corresponds to the most conservative yield calculation.

B.	Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

D.	Date of mandatory put.

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $4,191,785, which represents 0.20% of the Fund’s net assets. See Note 5 of accompanying Notes.

6.	Issue is in default. See Note 1 of accompanying Notes.

7.	Non-income producing security.

8.	Represents the current interest rate for a variable or increasing rate security.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$39,300,744	$—	$39,300,744
Alaska	—	28,600,498	—	28,600,498
Arizona	—	75,852,961	—	75,852,961
Arkansas	—	7,832,205	—	7,832,205
California	—	135,574,230	—	135,574,230
Colorado	—	17,658,210	—	17,658,210
Connecticut	—	10,996,042	—	10,996,042
Delaware	—	955,163	—	955,163
District of Columbia	—	30,710,682	—	30,710,682
Florida	—	180,410,315	—	180,410,315
Georgia	—	74,807,345	—	74,807,345
Hawaii	—	27,698,361	—	27,698,361
Idaho	—	3,913,216	—	3,913,216
Illinois	—	175,864,697	—	175,864,697
Indiana	—	7,385,843	—	7,385,843
Iowa	—	980,868	—	980,868
Kansas	—	53,726,077	—	53,726,077
Kentucky	—	30,698,358	—	30,698,358
Louisiana	—	102,983,624	—	102,983,624
Maine	—	7,637,218	—	7,637,218
Maryland	—	6,277,200	—	6,277,200
Massachusetts	—	60,176,091	11,798,505	71,974,596
Michigan	—	28,408,038	—	28,408,038
Minnesota	—	67,394,443	—	67,394,443
Mississippi	—	8,414,825	—	8,414,825
Missouri	—	14,585,529	—	14,585,529
Montana	—	9,526,860	—	9,526,860
Multi States	—	22,373,800	—	22,373,800
Nebraska	—	4,816,307	—	4,816,307
Nevada	—	11,285,367	—	11,285,367
New Hampshire	—	78,882,419	—	78,882,419
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

New Jersey	$—	$56,310,065	$—	$56,310,065
New Mexico	—	24,826,156	—	24,826,156
New York	—	507,090	—	507,090
North Carolina	—	11,560,523	—	11,560,523
North Dakota	—	11,880,653	—	11,880,653
Ohio	—	171,221,869	—	171,221,869
Oklahoma	—	6,240,521	—	6,240,521
Oregon	—	3,821,594	—	3,821,594
Pennsylvania	—	61,768,057	—	61,768,057
Rhode Island	—	59,445,202	—	59,445,202
South Carolina	—	23,509,630	—	23,509,630
South Dakota	—	27,747,346	—	27,747,346
Tennessee	—	12,596,984	—	12,596,984
Texas	—	195,901,227	8,417,487	204,318,714
U.S. Possessions	—	88,068,583	—	88,068,583
Utah	—	10,023,029	—	10,023,029
Vermont	—	251,949	—	251,949
Virginia	—	10,556,765	—	10,556,765
Washington	—	94,471,225	—	94,471,225
West Virginia	—	23,221,411	—	23,221,411
Wisconsin	—	17,341,407	—	17,341,407
Wyoming	—	532,698	—	532,698
Corporate Bonds and Notes	—	7,587	—	7,587
Common Stocks	1,021	—	—	1,021

Total Assets	$1,021	$2,237,539,107	$20,215,992	$2,257,756,120

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of	Change in	Transfers in	Value as of
	September 30,	unrealized	and/or out	September 30,
	2008	depreciation	of Level 3	2009

Investments in Securities
Municipal Bonds and Notes
Massachusetts	$15,642,660	$(3,894,155)	$50,000	$11,798,505
Texas	17,042,510	(8,625,023)	—	8,417,487

Total Assets	$32,685,170	$(12,519,178)	$50,000	$20,215,992

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments

ACTS	Adult Communities Total Services

AHC	Aurora Health Center

AHF	American Housing Foundation

AMCS	Aurora Medical Center of Sheboygan County

AUS	Allegheny United Hospital

BCC	Bethesda Company Care, Inc.

BCG	Bethesda Care Givers

BHA	Bethesda Hospital Assoc.

BHC	Bethesda Home Care

BLMC	Bethesda Lutheran Medical Center

CC	Caritas Christi

CDA	Communities Devel. Authority

CH	Carney Hospital

CHHC	Community Health & Home Care

COP	Certificates of Participation

CSAHS	The Sisters of Charity of St. Augustine Health System

DKH	Day Kimball Hospital

DRH	D.R. Hospital

DRIVERS	Derivative Inverse Tax Exempt Receipts

EDA	Economic Devel. Authority

EDC	Economic Devel. Corp.

EDFA	Economic Devel. Finance Authority

EF&CD	Environmental Facilities and Community Devel.

FHA	Federal Housing Agency/Authority

FNMA	Federal National Mortgage Assoc.

FSCCHM	Franciscan Sisters of Christian Charity Healthcare Ministry.

GNMA	Government National Mortgage Assoc.

GO	General Obligation

H&EFA	Health and Educational Facilities Authority

H&HEFA	Hospitals and Higher Education Facilities Authority

HDC	Housing Devel. Corp.

HE&HF	Higher Educational and Housing Facilities

HE&HFA	Higher Education and Health Facilities Authority

HEFA	Higher Education Facilities Authority

HESJH	HealthEast St. John’s Hospital

HFA	Housing Finance Agency

HFC	Housing Finance Corp.

HFDC	Health Facilities Devel. Corp.

HFH	Holy Family Hospital

HMH	Hartford Memorial Hospital

HNE	Healthnet of New England

HSJH	HealthEast St. Joseph’s Hospital

HUHS	Hahnemann University Hospital System

IDA	Industrial Devel. Agency

IDC	Industrial Devel. Corp.

IHC	Intermountain Health Care

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

JFK	John Fitzgerald Kennedy

JHF	Jewish Hospital Foundation

JHHS	Jewish Hospital Healthcare Services

JHP	JH Properties

MCP	Medical College Of Pennsylvania

MHF	Miriam Hospital Foundation

NH	Northgate Housing

NSU	Northeastern State University

NYC	New York City

OHP	Oakwood Health Promotions

OHS	Oakwood Healthcare System

OUH	Oakwood United Hospitals

PP	Professionals PRN, Inc.

RIH	Rhode Island Hospital

RIHF	Rhode Island Hospital Foundation

Res Rec	Resource Recovery Facility

ROLS	Residual Option Longs

SEAM	Sociedad Espanola de Auxilio Mutuo

SEMCB	St. Elizabeth’s Medical Center of Boston

SLMC	St. Luke’s Medical Center

SSNH	Sunny Slope Nursing Home

TASC	Tobacco Settlement Asset-Backed Bonds

TMH	The Miriam Hospital

UHHS	University Hospitals Health System

V.I.	United States Virgin Islands

VRHS	Valley Regional Health System
See accompanying Notes to Financial Statements.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30,2009

Assets
Investments, at value (cost $2,290,699,051)—see accompanying statement of investments	$2,257,756,120

Cash	1,234,230

Receivables and other assets:
Interest	39,248,005
Shares of beneficial interest sold	16,923,876
Investments sold	3,028,045
Other	170,030

Total assets	2,318,360,306

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	92,755,000
Payable on borrowings (See Note 6)	81,000,000
Investments purchased	16,055,043
Shares of beneficial interest redeemed	4,990,220
Dividends	1,841,367
Distribution and service plan fees	1,233,197
Transfer and shareholder servicing agent fees	108,961
Shareholder communications	64,689
Interest expense on borrowings	23,625
Trustees’ compensation	16,535
Other	253,303

Total liabilities	198,341,940

Net Assets	$2,120,018,366

Composition of Net Assets
Par value of shares of beneficial interest	$145,822

Additional paid-in capital	2,198,342,395

Accumulated net investment income	17,999,401

Accumulated net realized loss on investments	(63,526,321)

Net unrealized depreciation on investments	(32,942,931)

Net Assets	$2,120,018,366

 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,475,689,241 and 101,398,138 shares of beneficial interest outstanding)	$14.55
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$15.08

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,363,716 and 3,050,993 shares of beneficial interest outstanding)	$14.54

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $599,965,409 and 41,372,607 shares of beneficial interest outstanding)	$14.50
See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

Investment Income
Interest	$119,646,187

Expenses
Management fees	7,336,044

Distribution and service plan fees:
Class A	3,058,436
Class B	461,486
Class C	4,953,271

Transfer and shareholder servicing agent fees:
Class A	744,011
Class B	60,959
Class C	321,053

Shareholder communications:
Class A	74,391
Class B	6,457
Class C	42,773

Borrowing fees	3,910,566

Interest expense and fees on short-term floating rate notes issued (See Note 1)	2,751,331

Interest expense on borrowings	588,835

Custodian fees and expenses	42,168

Trustees’ compensation	40,393

Accounting service fees	12,000

Other	387,595

Total expenses	24,791,769
Less reduction to custodian expenses	(4,657)
Less waivers and reimbursements of expenses	(568,494)

Net expenses	24,218,618

Net Investment Income	95,427,569

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(38,766,374)

Net change in unrealized depreciation on investments	101,094,242

Net Increase in Net Assets Resulting from Operations	$157,755,437

See accompanying Notes to Financial Statements.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2009	2008

Operations
Net investment income	$95,427,569	$87,109,232
Net realized loss	(38,766,374)	(20,970,788)
Net change in unrealized depreciation	101,094,242	(162,519,351)

Net increase (decrease) in net assets resulting from operations	157,755,437	(96,380,907)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(64,327,752)	(57,878,033)
Class B	(2,032,025)	(2,572,886)
Class C	(22,183,370)	(20,434,406)

	(88,543,147)	(80,885,325)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	172,750,832	133,959,851
Class B	(14,158,917)	(11,907,871)
Class C	70,546,324	31,114,192

	229,138,239	153,166,172

Net Assets
Total increase (decrease)	298,350,529	(24,100,060)
Beginning of period	1,821,667,837	1,845,767,897

End of period (including accumulated net investment income of $17,999,401 and $9,766,317, respectively)	$2,120,018,366	$1,821,667,837

See accompanying Notes to Financial Statements.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS September 30, 2009

Cash Flows from Operating Activities
Net increase in net assets from operations	$157,755,437
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(416,650,268)
Proceeds from disposition of investment securities	393,517,307
Short-term investment securities, net	(227,913,758)
Premium amortization	7,021,093
Discount accretion	(8,128,229)
Net realized loss on investments	38,766,374
Net change in unrealized depreciation on investments	(101,094,242)
Increase in interest receivable	(4,213,717)
Decrease in receivable for securities sold	45,102,998
Increase in other assets	(7,366)
Decrease in payable for securities purchased	(56,866,490)
Increase in payable for accrued expenses	67,812

Net cash used in operating activities	(172,643,049)

Cash Flows from Financing Activities
Proceeds from bank borrowings	865,400,000
Payments on bank borrowings	(818,700,000)
Payments on short-term floating rate notes issued	(725,000)
Proceeds from shares sold	847,917,699
Payments on shares redeemed	(694,112,891)
Cash distributions paid	(28,593,378)

Net cash provided by financing activities	171,186,430

Net decrease in cash	(1,456,619)
Cash, beginning balance	2,690,849

Cash, ending balance	$1,234,230

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $59,528,387.
Cash paid for interest on bank borrowings—$678,738.
Cash paid for interest on short-term floating rate notes issued—$2,751,331.
See accompanying Notes to Financial Statements.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$14.11	$15.53	$15.91	$15.85	$15.18

Income (loss) from investment operations:
Net investment income[1]	.76	.74	.69	.68	.69
Net realized and unrealized gain (loss)	.38	(1.47)	(.39)	.05	.68

Total from investment operations	1.14	(.73)	.30	.73	1.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.70)	(.69)	(.68)	(.67)	(.70)

Net asset value, end of period	$14.55	$14.11	$15.53	$15.91	$15.85

Total Return, at Net Asset Value[2]	8.64%	(4.86)%	1.88%	4.70%	9.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,475,689	$1,252,931	$1,239,709	$1,259,280	$943,010

Average net assets (in thousands)	$1,234,400	$1,259,577	$1,272,585	$1,122,551	$691,251

Ratios to average net assets:[3]
Net investment income	5.60%	4.93%	4.36%	4.34%	4.41%
Expenses excluding interest and fees from short-term floating rate notes issued	1.01%	0.93%	0.90%	0.89%	0.93%
Interest and fees from short-term floating rate notes issued[4]	0.15%	0.22%	0.28%	0.25%	0.16%

Total expenses	1.16%	1.15%	1.18%	1.14%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.14%	1.18%	1.14%	1.08%

Portfolio turnover rate	28%	49%	16%	19%	20%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$14.10	$15.51	$15.90	$15.84	$15.17

Income (loss) from investment operations:
Net investment income[1]	.64	.62	.57	.56	.58
Net realized and unrealized gain (loss)	.39	(1.46)	(.41)	.04	.67

Total from investment operations	1.03	(.84)	.16	.60	1.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.57)	(.55)	(.54)	(.58)

Net asset value, end of period	$14.54	$14.10	$15.51	$15.90	$15.84

Total Return, at Net Asset Value[2]	7.75%	(5.56)%	1.03%	3.90%	8.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,364	$58,024	$76,085	$95,056	$105,404

Average net assets (in thousands)	$46,208	$67,746	$85,328	$101,464	$101,504

Ratios to average net assets:[3]
Net investment income	4.78%	4.14%	3.59%	3.59%	3.70%
Expenses excluding interest and fees from short-term floating rate notes issued	1.84%	1.73%	1.68%	1.67%	1.69%
Interest and fees from short-term floating rate notes issued[4]	0.15%	0.22%	0.28%	0.25%	0.16%

Total expenses	1.99%	1.95%	1.96%	1.92%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.94%	1.96%	1.92%	1.85%

Portfolio turnover rate	28%	49%	16%	19%	20%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Class C Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$14.06	$15.48	$15.86	$15.81	$15.14

Income (loss) from investment operations:
Net investment income[1]	.65	.63	.57	.57	.57
Net realized and unrealized gain (loss)	.39	(1.47)	(.39)	.03	.68

Total from investment operations	1.04	(.84)	.18	.60	1.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.58)	(.56)	(.55)	(.58)

Net asset value, end of period	$14.50	$14.06	$15.48	$15.86	$15.81

Total Return, at Net Asset Value[2]	7.85%	(5.60)%	1.13%	3.87%	8.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$599,965	$510,713	$529,974	$566,254	$522,684

Average net assets (in thousands)	$496,015	$529,924	$551,823	$557,832	$406,498

Ratios to average net assets:[3]
Net investment income	4.84%	4.18%	3.62%	3.60%	3.68%
Expenses excluding interest and fees from short-term floating rate notes issued	1.77%	1.69%	1.65%	1.64%	1.66%
Interest and fees from short-term floating rate notes issued[4]	0.15%	0.22%	0.28%	0.25%	0.16%

Total expenses	1.92%	1.91%	1.93%	1.89%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.90%	1.93%	1.89%	1.82%

Portfolio turnover rate	28%	49%	16%	19%	20%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited Term Municipal Fund (the “Fund”) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income tax. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $92,755,000 as of September 30, 2009, which represents 4% of the Fund’s total assets.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At September 30, 2009, municipal bond holdings with a value of $146,415,980 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $92,755,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
OPPENHEIMER LIMITED TERM MUNICIPAL FUND

At September 30, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$12,035,000	AZ Health Facilities Authority ROLs[3]	15.309%	1/1/30	$13,665,141
8,555,000	FL HFC ROLs[3]	10.397	1/1/37	8,777,002
7,425,000	GA George L. Smith II World Congress Center Authority ROLs[3]	14.165	7/1/20	7,800,854
4,710,000	RI Student Loan Authority ROLs	21.618	12/1/23	4,926,283
7,415,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	10.780	12/1/38	8,016,208
3,960,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	15.906	6/1/39	4,497,451
2,000,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) ROLs	17.721	12/1/38	2,223,120
1,560,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) ROLs[3]	18.877	6/1/38	1,720,774
1,745,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) ROLs[3]	17.716	12/1/38	2,034,147

				$53,660,980

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F55 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $57,320,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of September 30, 2009 is as follows:

Cost	$10,399,799
Market Value	$5,546,781
Market Value as a % of Net Assets	0.26%
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
Undistributed	Undistributed		and Other Investments
Net Investment	Long-Term	Accumulated Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$19,104,931	$—	$60,542,562	$35,926,689

1.	As of September 30, 2009, the Fund had $35,729,058 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2009, details of the capital loss carryforwards were as follows:

Expiring

2012	$662,053
2015	70,040
2016	2,094,523
2017	32,902,442

Total	$35,729,058

2.	As of September 30, 2009, the Fund had $24,813,504 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to	Increase to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$1,348,662	$1,348,662
The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

Distributions paid from:
Exempt-interest dividends	$87,739,288	$80,752,207
Ordinary income	803,859	133,118

Total	$88,543,147	$80,885,325

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,198,591,584

Gross unrealized appreciation	$69,911,303
Gross unrealized depreciation	(105,837,992)

Net unrealized depreciation	$(35,926,689)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	46,448,768	$623,216,997	47,552,005	$718,655,734
Dividends and/or distributions reinvested	3,386,721	45,600,005	2,719,208	40,874,240
Redeemed	(37,234,094)	(496,066,170)	(41,319,485)	(625,570,123)

Net increase	12,601,395	$172,750,832	8,951,728	$133,959,851

Class B
Sold	1,039,196	$14,003,726	657,208	$9,834,214
Dividends and/or distributions reinvested	96,787	1,296,086	108,002	1,625,197
Redeemed	(2,200,563)	(29,458,729)	(1,553,817)	(23,367,282)

Net decrease	(1,064,580)	$(14,158,917)	(788,607)	$(11,907,871)

Class C
Sold	16,449,333	$221,365,601	13,081,024	$196,909,202
Dividends and/or distributions reinvested	941,104	12,632,296	729,699	10,931,096
Redeemed	(12,334,779)	(163,451,573)	(11,737,339)	(176,726,106)

Net increase	5,055,658	$70,546,324	2,073,384	$31,114,192

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$416,650,268	$393,517,307
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2009, the Fund paid $1,103,723 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class C	$12,368,417
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

September 30, 2009	$791,121	$37,808	$76,806	$89,922
Waivers and Reimbursements of Expenses. Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.06% of the Funds average daily net assets through March 31, 2010. During the year ended September 30, 2009 the Manager waived $568,494. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of September 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
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NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates ( 0.3176% as of September 30, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2009 equal 0.25% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of September 30, 2009, the Fund had borrowings outstanding at an interest rate of 0.3176%. Details of the borrowings for the year ended September 30, 2009 are as follows:

Average Daily Loan Balance	$51,003,836
Average Daily Interest Rate	1.358%
Fees Paid	$3,882,358
Interest Paid	$678,738
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 19, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
 OPPENHEIMER LIMITED TERM MUNICIPAL FUND

     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
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Oppenheimer Limited Term Municipal Fund

Internet Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PX0860.001.0110